    Filed with the Securities and Exchange Commission on January 23, 1996

                                             Securities Act File No.  33-64457
                                     Investment Company Act File No.  811-7435

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933          [X]

         Pre-Effective Amendment No.  1                                  [X]
         Post-Effective Amendment No. _____                              [ ]

                                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

         Amendment No. 1                                                 [X]


                      Smith Barney Concert Series Inc.
             (Exact Name of Registrant as Specified in Charter)

                  388 Greenwich Street, New York, NY 10013
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: 212-723-9218

                          Christina T. Sydor, Esq.
                  Smith Barney Mutual Fund Management Inc.
                            388 Greenwich Street
                          New York, New York 10013
                   (Name and Address of Agent for Service)

                                  Copy to:

                           Rose F. DiMartino, Esq.
                          Willkie Farr & Gallagher
                             One Citicorp Center
                            153 East 53rd Street
                        New York, New York 10022-4677

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.




      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                         Proposed Maximum          Proposed
Title of Securities    Amount Being      Offering Price        Maximum Aggregate          Amount of
 Being Registered       Registered          per Unit            Offering Price        Registration Fee
-------------------   --------------     ----------------     -----------------      -----------------

Shares of common
stock, $.001 par
value per share         Indefinite*         Indefinite*          Indefinite*               $500


[FN]
---------------

* An indefinite number of shares of common stock of the Registrant is being registered by this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.



The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                      SMITH BARNEY CONCERT SERIES INC.


                                  FORM N-1A
                            CROSS REFERENCE SHEET


Part A
Item No.                                                                                                  Heading in each of
--------                                                                                                  the Prospectuses
                                                                                                          ------------------

1.                 Cover Page...................................................                                  Cover Page

2.                 Synopsis.....................................................                          Prospectus Summary

3.                 Condensed Financial
                     Information................................................                              Not Applicable

4.                 General Description of Registrant............................             Cover Page; Prospectus Summary;
                                                                                                   Investment Objectives and
                                                                                             Management Policies; Why Invest
                                                                                                      in the Concert Series;
                                                                                             Description of Underlying Smith
                                                                                                    Barney Funds; Additional
                                                                                                       Information; Appendix

5.                 Management of the Fund.......................................           Prospectus Summary; Management of
                                                                                              the Concert Series; Additional
                                                                                                                 Information




5A.                Management's Discussion of
                     Fund Performance...........................................                              Not Applicable

6.                 Capital Stock and Other Securities..........................               Prospectus Summary; Dividends,
                                                                                           Distributions and Taxes; Purchase
                                                                                              of Shares; Exchange Privilege;
                                                                                                      Additional Information

7.                 Purchase of Securities Being Offered.......................                  Purchase of Shares; Exchange
                                                                                                     Privilege; Valuation of
                                                                                                         Shares; Distributor

8.                 Redemption or Repurchase.....................................               Redemption of Shares; Minimum
                                                                                                                Account Size

9.                 Legal Proceedings............................................                              Not applicable




Part B                                                                                               Heading in Statement of
Item No.                                                                                              Additional Information
--------                                                                                              ----------------------


10.                Cover Page...................................................                                  Cover Page

11.                Table of Contents............................................                           Table of Contents

12.                General Information and History..............................                              Not Applicable

13.                Investment Objectives and
                     Policies...................................................                   Investment Objectives and
                                                                                                         Management Policies

14.                Management of the Fund.......................................            Management of the Concert Series

15.                Control Persons and Principal
                     Holders of Securities......................................            Management of the Concert Series

16.                Investment Advisory and
                     Other Services.............................................           Management of the Concert Series;
                                                                                                      Additional Information
17.                Brokerage Allocation
                     and Other Practices........................................                              Not Applicable

18.                Capital Stock and Other
                     Securities.................................................                      Additional Information

19.                Purchase, Redemption and
                     Pricing of Securities
                     Being Offered..............................................           Purchase of Shares; Redemption of
                                                                                                 Shares; Exchange Privilege;
                                                                                                         Valuation of Shares

20.                Tax Status...................................................               Taxes (See in The Prospectus
                                                                                              "Dividends, Distributions and
                                                                                                                    Taxes")

21.                Underwriters.................................................                                Distributor

22.                Calculation of Performance
                     Data.......................................................                                Performance

23.                Financial Statements.........................................                       Financial Statements


Part C

        Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

Smith Barney Concert Series Inc.
Prospectus                                               __________ __, 1996

388 Greenwich Street
New York, New York 10013
(212) 723-9218

         Smith Barney Concert Series Inc. (the "Concert Series" or "Series") offers five professionally managed investment portfolios (each, a "Portfolio"). Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds.

         The High Growth Portfolio  seeks capital appreciation.

         The Growth Portfolio seeks long-term growth of capital.

         The Balanced Portfolio seeks a balance of growth of capital and income.

         The Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

         The Income Portfolio seeks high current income.

         This Prospectus sets forth concisely certain information about the Concert Series and each of the Portfolios that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

         Additional information about each of the Portfolios is contained in a Statement of Additional Information dated January ___, 1996, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Concert Series at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Table of Contents                                                                                             Page

Prospectus Summary................................................................................................3

Why Invest in the Concert Series?.................................................................................10

Investment Objectives and Management Policies....................................................................11

Risk Factors and Special Considerations..........................................................................14

Portfolio Turnover...............................................................................................15

Investment Restrictions..........................................................................................16

Description of Underlying Smith Barney Funds.....................................................................16

Valuation of Shares..............................................................................................28

Dividends, Distributions and Taxes...............................................................................29

Purchase of Shares...............................................................................................30

Exchange Privilege...............................................................................................39

Redemption of Shares.............................................................................................42

Minimum Account Size.............................................................................................44

Performance......................................................................................................44

Management of the Concert Series.................................................................................45

Distributor......................................................................................................47

Additional Information...........................................................................................48

Appendix........................................................................................................A-1


         No person has been authorized to give any information or to make any representations in connection with this offering other than those
contained in this   Prospectus   and,  if  given  or  made,   such  other
information   and representations must not be relied upon as having been authorized by the Concert Series or the Distributor. This Prospectus does not constitute an offer by the Concert Series or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby or securities of any Underlying Smith Barney Fund in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Prospectus Summary

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. CROSS REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE PROSPECTUS. SEE "TABLE OF CONTENTS."

INVESTMENT OBJECTIVES The Concert Series is an open-end, non-diversified management investment company that currently offers five professionally managed investment portfolios. The High Growth Portfolio seeks to provide capital appreciation. The Growth Portfolio seeks to provide long-term growth of capital. The Balanced Portfolio seeks to provide a balance of growth of capital and income. The Conservative Portfolio seeks to provide income and, secondarily, long-term growth of capital. The Income Portfolio seeks to provide high current income. Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds", which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Smith Barney Mutual Funds Management Inc. ("SBMFM") or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. In addition, each Portfolio may invest its short-term cash in repurchase agreements. Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS Each Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

         Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% with respect to the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio and up to 4.50% with respect to the Conservative Portfolio and the Income Portfolio. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares which, when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $500,000 in the aggregate, will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary - Reduced or No Initial Sales Charge." Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of the Class.

         Class B Shares. Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. Class B shares of the Conservative Portfolio and the Income Portfolio are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. The CDSC may be waived for certain redemptions. Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class B shares of the Conservative Portfolio and the Income Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

         Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares - Deferred Sales Charge Alternatives."

         Class C Shares. Class C shares are sold at net asset value with no initial sales charge; however, investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class C shares of the Conservative Portfolio and the Income Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.
Purchases of Class C shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

         Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

         In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

         Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in a Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because a Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

         Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

         Investors investing a minimum of $5,000,000 must purchase Class Y shares, which are not subject to an initial sales charge, CDSC or
service distribution   fees.  The  maximum   purchase  amount  for  Class  A
shares is $499,999,999, Class B shares is $249,999 and Class C shares is $499,999. There is no maximum purchase amount for Class Y shares.

         Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in a Portfolio. In addition, Class A share purchases which, when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $500,000 in the aggregate, will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 aggregate investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

         Smith Barney Financial Consultants may receive different compensation for selling each Class of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

         See "Purchase of Shares" and "Management of the Concert Series" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distribution and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) PROGRAM Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of the retirement plans under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as
well as other types  of   participant   directed,   tax-qualified   employee
benefit   plans (collectively,  "Participating  Plans").  Class A,  Class B,
Class C and Class Y shares are available as investment alternatives for Participating Plans. See "Purchase of Shares Smith Barney 401(k) Program."

PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Concert Series through the Series' transfer agent, First Data Investor Services Group, Inc. ("First Data"), a subsidiary of First Data Corporation. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account (except for Systematic Investment Plan accounts), or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan described below is $50. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN Each Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares in an amount of at least $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF EACH PORTFOLIO SBMFM serves as each Portfolio's investment manager. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of The Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

         SBMFM serves as the investment adviser of each of the Underlying Smith Barney Funds (other than Smith Barney Premium Total Return Fund). SBSA, a wholly owned subsidiary of SBMFM, serves as investment adviser to Smith Barney Premium Total Return. See "Management of the Concert Series."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds, including the Underlying Smith Barney Funds held by the Portfolios, at the respective net asset values next determined, plus any applicable sales charge differential. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of each Portfolio for the prior day generally will be quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS The Concert Series intends to pay dividends from net investment income monthly on shares of the Income Portfolio, quarterly on shares of the Conservative Portfolio and Balanced Portfolio and annually on shares of the High Growth Portfolio and the Growth Portfolio.
Distributions of net realized capital gains, if any, are paid annually for each Portfolio. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK  FACTORS  AND  SPECIAL  CONSIDERATIONS  The  assets of each  Portfolio
are invested  in  certain   Underlying  Smith  Barney  Funds,  so  each
Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds held to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by SBMFM. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

         The value of the Underlying Smith Barney Funds' investments, and thus the net asset value of both those Underlying Smith Barney Funds' and the Portfolios' shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Smith Barney Funds invest. For a description of the risks involved in an investment in the Portfolios, see "Investment Objectives and Management Policies," "Description of the Underlying Smith Barney Funds" and the Appendix to this Prospectus.

EACH  PORTFOLIO'S  EXPENSES    THE  FOLLOWING  EXPENSE  TABLES  LIST THE COSTS
AND EXPENSES AN INVESTOR WILL INCUR AS A SHAREHOLDER OF EACH PORTFOLIO, BASED ON THE MAXIMUM SALES CHARGE OR MAXIMUM CDSC THAT MAY BE INCURRED AT THE TIME OF PURCHASE OR REDEMPTION AND ESTIMATES OF EACH PORTFOLIO'S OPERATING EXPENSES FOR ITS FIRST FULL YEAR OF OPERATION.



                                                             Applicable to the High Growth Portfolio, the Growth
                                                                    Portfolio and the Balanced Portfolio

                                                            Class A         Class B        Class C        Class Y
-------------------------------------------------------- --------------- -------------- -------------- --------------


Shareholder Transaction Expenses
         Maximum sales charge imposed on purchases
              (as a percentage of offering  price)           5.00%           None           None           None
         Maximum CDSC (as a percentage of original
              cost or redemption proceeds,                   None*           5.00%          1.00%          None
              whichever is lower)
-------------------------------------------------------- --------------- -------------- -------------- --------------
Annual Portfolio Operating Expenses
         (as a percentage of average net assets)
         Management fees                                     0.35%           0.35%          0.35%          0.35%
         12b-1 fee**                                          0.25           1.00           1.00            --
         Other  expenses***                                   None           None           None           None
-------------------------------------------------------- --------------- -------------- -------------- --------------
TOTAL PORTFOLIO OPERATING EXPENSES                           0.60%           1.35%          1.35%          0.35%
-------------------------------------------------------- --------------- -------------- -------------- --------------






                                                                  Applicable to the Conservative Portfolio
                                                                           and the Income Portfolio


                                                            Class A         Class B        Class C        Class Y
-------------------------------------------------------- --------------- -------------- -------------- --------------


Shareholder Transaction Expenses
         Maximum sales charge imposed on purchases
              (as a percentage of offering  price)           4.50%           None           None           None
         Maximum CDSC (as a percentage of original
              cost or redemption proceeds,                   None*           4.50%          1.00%          None
              whichever is lower)
-------------------------------------------------------- --------------- -------------- -------------- --------------
Annual Portfolio Operating Expenses
         (as a percentage of average net assets)
         Management fees                                     0.35%           0.35%          0.35%          0.35%
         12b-1 fee**                                          0.25           0.75           0.70            --
         Other  expenses***                                   None           None           None           None
-------------------------------------------------------- --------------- -------------- -------------- --------------
TOTAL PORTFOLIO OPERATING EXPENSES                           0.60%           1.10%          1.05%          0.35%
-------------------------------------------------------- --------------- -------------- -------------- --------------

[FN]

* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

*** Under the Asset Allocation and Administration Agreement with each Portfolio, SBMFM bears all expenses of each Class of each Portfolio other than the management fee, the 12b-1 fee and extraordinary expenses.

         The sales charges and CDSCs set forth in the above tables are the maximum charges imposed on purchases or redemptions of each of the Portfolio's shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) Program. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B and Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio an annual 12b-1 fee of 1.00% of the value of average daily net assets of the respective Classes, consisting of a 0.75% distribution fee and a 0.25% service fee. For Class B shares of the Conservative Portfolio and the Income Portfolio, Smith Barney receives an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. For Class C shares of the Conservative Portfolio and the Income Portfolio, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.45% distribution fee and a 0.25% service fee.

	The Portfolios will invest only in Class Y shares of the Underlying Smith Barney Funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Underlying Smith Barney Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Smith Barney Funds which are applicable to Class Y shareholders. The investment returns of each Portfolio, therefore, will be net of the expenses of the Underlying Smith Barney Funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each Underlying Smith Barney Fund held by a Portfolio, based on estimated operating expenses for the current fiscal year:



Underlying Smith Barney Fund                                                                Expense Ratio
Smith Barney Aggressive Growth Fund Inc.                                                          0.92%
Smith Barney Appreciation Fund Inc.                                                               0.69%
Smith Barney Equity Funds
         Smith Barney Growth and Income Fund                                                      0.87%
Smith Barney Fundamental Value Fund Inc.                                                          0.90%
Smith Barney Funds, Inc.
         Equity Income Portfolio                                                                  0.67%
         Short-Term U.S. Treasury Securities Portfolio                                            0.54%
Smith Barney Income Funds
         Smith Barney High Income Fund                                                            0.81%
         Smith Barney Utilities Fund                                                              0.74%
         Smith Barney Premium Total Return Fund                                                   0.83%
         Smith Barney Convertible Fund                                                            0.92%
         Smith Barney Diversified Strategic Income Fund                                           0.79%
Smith Barney Investment Funds Inc.
         Smith Barney Managed Growth Fund                                                         0.95%
         Smith Barney Special Equities Fund                                                       0.86%
         Smith Barney Government Securities Fund                                                  0.64%
         Smith Barney Investment Grade Bond Fund                                                  0.76%
Smith Barney Managed Governments Fund Inc.                                                        0.74%
Smith Barney Money Funds Inc.
         Cash Portfolio                                                                           0.46%
Smith Barney World Funds, Inc.
         International Equity Portfolio                                                           0.98%
         Emerging Markets Portfolio                                                               1.40%
         International Balanced Portfolio                                                         1.07%
         Global Government Bond Portfolio                                                         0.95%



        Based on a weighted average of the Class Y expense ratio of Underlying Smith Barney Funds in which a particular Portfolio is expected to invest at the commencment of investment operations the approximate expense ratios are expected to be as follows: High Growth Portfolio, Class A 1.51%, Class B 2.26%, Class C 2.26%, Class Y 1.26%; Growth Portfolio, Class A 1.45%, Class B 2.20%, Class C 2.20% and Class Y 1.20%; Balanced Portfolio, Class A 1.38%, Class B 2.13%, Class C 2.13% and Class Y 1.13%; Conservative Portfolio, Class A 1.36%, Class B 1.86%, Class C 1.81% and Class Y 1.11%; and Income Portfolio, Class A 1.30%, Class B 1.80%, Class C 1.75% and Class Y 1.05%. The expense ratios may be higher or lower depending on the allocation of the Underlying Smith Barney Funds within a Portfolio.

EXAMPLE    THE FOLLOWING EXAMPLE IS INTENDED TO ASSIST AN INVESTOR IN
UNDERSTANDING THE VARIOUS COSTS THAT AN INVESTOR IN EACH OF THE PORTFOLIOS WILL BEAR DIRECTLY OR INDIRECTLY. THE EXAMPLE ASSUMES PAYMENT BY EACH PORTFOLIO OF OPERATING EXPENSES AT THE LEVELS SET FORTH IN THE TABLE ABOVE AND OF ITS PRO RATA SHARE OF EXPENSES OF THE UNDERLYING SMITH BARNEY FUNDS IN WHICH A PORTFOLIO MAY INVEST USING THE MIDPOINT OF THE RANGES SET FORTH ABOVE. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.



                                        An investor would pay the following        An investor would pay the following
                                         expenses on a $1,000 investment,       expenses on the same investment, assuming
                                     assuming (1) 5.00% annual return and       the same annual return and no redemptions:
                                    (2) redemption at the end of each time
                                                      period:
                                           1 Year               3 Years                1 Year               3 Years
                                           ------               -------                ------               -------


High Growth Portfolio
      Class A                               $65                  $95                   $65                  $95
      Class B                                73                  101                    23                   71
      Class C                                33                   71                    23                   71
      Class Y                                13                   40                    13                   40

Growth Portfolio
      Class A                               $64                  $94                   $64                  $94
      Class B                                72                   99                    22                   69
      Class C                                32                   69                    22                   69
      Class Y                                12                   38                    12                   38

Balanced Portfolio
      Class A                               $63                  $92                   $63                  $92
      Class B                                72                   97                    22                   67
      Class C                                32                   67                    22                   67
      Class Y                                12                   36                    12                   36

Conservative Portfolio
      Class A                               $58                  $86                   $58                  $86
      Class B                                64                   88                    19                   58
      Class C                                28                   57                    18                   57
      Class Y                                11                   35                    11                   35

Income Portfolio
      Class A                               $58                  $84                   $58                  $84
      Class B                                63                   87                    18                   57
      Class C                                28                   55                    18                   55
      Class Y                                11                   33                    11                   33


Why Invest in the Concert Series?

         The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification. The Portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including

IRAs, 401(k) corporate employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

         The Concert Series will be managed so that each Portfolio can serve as a complete investment program or as a core part of a larger portfolio. Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is determined by SBMFM according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

Investment Objectives and Management Policies

         The  Concert  Series  is  an  open-end,   non-diversified,
management investment company that currently offers five managed investment portfolios. Each Portfolio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agreements. Initially, each Portfolio will invest in the Underlying Smith Barney Funds listed below.

         A portfolio management committee consisting of senior investment professionals of SBMFM allocates investments for each Portfolio among Underlying Smith Barney Funds based on the outlook of SBMFM, each Portfolio's investment manager, for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Concert Series which designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         The High Growth Portfolio's investment objective is to seek capital appreciation. The Growth Portfolio's investment objective is to seek long-term growth of capital. The Balanced Portfolio's investment objective is to seek a balance of growth of capital and income. The Conservative Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital. The Income Portfolio's investment objective is to seek high current income. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

         In investing in Underlying Smith Barney Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Portfolio:



   Equity/Fixed Income Fund Range (Percent of Each Portfolio's Net Assets)

         High Growth Portfolio                                 Growth Portfolio
         Type of Fund        Target       Range                Type of Fund         Target       Range
         ------------        ------       -----                ------------         ------       -----

         Equity                90%        80%-100%             Equity                 70%        60%-80%
         Fixed Income          10%        0%-20%               Fixed Income           30%        20%-40%

         Balanced Portfolio                                   Conservative Portfolio
         Type of Fund          Target    Range                Type of Fund            Target     Range
         ------------          ------    -----                ------------            ------     -----

         Equity                50%       40%-60%              Equity                  30%        20%-40%
         Fixed Income          50%       40%-60%              Fixed Income            70%        60%-80%

                                Income Portfolio
                                    Type of Fund              Target            Range
                                    Equity                      10%             0%-20%
                                    Fixed Income                90%             80%-100%

         The Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.


	  Investment Range (Percent of Each Portfolio's Net Assets)

                                                High Growth     Growth       Balanced      Conservative       Income
Underlying Smith Barney Fund                     Portfolio     Portfolio     Portfolio       Portfolio       Portfolio

Smith Barney Aggressive Growth Fund Inc.          10-30%         0-15%           --             --               --
Smith Barney Appreciation Fund Inc.                0-20%        10-30%         0-20%            --               --
Smith Barney Equity Funds:
     Smith Barney Growth and Income Fund           0-20%         0-20%         5-20%            --               --
Smith Barney Fundamental Value Fund Inc.           0-20%        10-30%         0-20%            --               --
Smith Barney Funds, Inc.:
     Equity Income Portfolio                        --           0-20%         5-20%            5-20%           0-15%
     Short-Term U.S. Treasury Securities            --           0-15%         5-20%            5-20%           5-30%
         Portfolio

	  Investment Range (Percent of Each Portfolio's Net Assets)



                                                High Growth     Growth       Balanced      Conservative       Income
Underlying Smith Barney Fund                     Portfolio     Portfolio     Portfolio       Portfolio       Portfolio

Smith Barney Income Funds:
     Smith Barney High Income Fund                 0-20%         5-20%         0-15%            0-20%           0-20%
     Smith Barney Utilities Fund                    --           0-20%         5-20%            5-20%           0-15%
     Smith Barney Premium Total Return Fund         --             --          5-20%            5-25%           0-15%
     Smith Barney Convertible Fund                  --             --          5-20%            5-15%           0-15%
     Smith Barney Diversified Strategic             --             --          5-25%           10-30%          10-30%
         Income Fund
Smith Barney Investment Funds Inc.:
     Smith Barney Managed Growth Fund              0-20%        10-30%         0-15%            --               --
     Smith Barney Special Equities Fund           10-30%         0-15%           --             --               --
     Smith Barney Government Securities Fund       0-15%         0-20%         0-20%            5-20%           5-20%
     Smith Barney Investment Grade Bond Fund       0-15%         0-15%            --            --              0-15%
Smith Barney Managed Governments Fund Inc.          --           0-15%         5-20%            5-25%           5-30%
Smith Barney Money Funds, Inc.:                    0-20%         0-20%         0-25%            0-30%           0-30%
     Cash Portfolio
Smith Barney World Funds, Inc.:
     International Equity Portfolio               10-25%         5-20%         0-15%            0-10%           0-10%
     Emerging Markets Portfolio                    0-20%           --            --             --               --
     International Balanced Portfolio              0-15%         0-10%         0-10%            0-10%           0-10%
     Global Government Bond Portfolio              0-15%         0-15%         0-15%            0-20%           0-20%

         The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Underlying Smith Barney Funds selected are expected in combination to be appropriate for a Portfolio's particular investment objective. If, as a result of appreciation or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable percentage limitations set forth above, SBMFM will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING SMITH BARNEY FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME FUND TARGETS AND RANGES AND THE INVESTMENT RANGES APPLICABLE TO EACH UNDERLYING SMITH BARNEY FUND MAY BE CHANGED FROM TIME TO TIME BY THE CONCERT SERIES' BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

         Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Portfolio of Smith Barney Money Funds Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

         For information about the investment objectives of each of the Underlying Smith Barney Funds and investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds", the Appendix to this Prospectus, the Statement of Additional Information and the prospectus for each of the Underlying Smith Barney Funds.

Risk Factors and Special Considerations

         Non-Diversified   Investment   Company.   The   Concert   Series  is
a "nondiversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Government Bond Portfolio, the International Balanced Portfolio and the Emerging Markets Portfolio). The Concert
Series intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

         Investing in Underlying Smith Barney Funds. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by SBMFM. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

         Affiliated Persons. The officers and directors of the Concert Series and SBMFM, the investment manager of the Portfolios, presently serve as officers, directors and investment adviser, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Smith Barney Funds.

         Investment Practices of Underlying Smith Barney Funds. In addition to their principal investments, certain Underlying Smith Barney Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on
such contracts;  engage in options  transactions;   make  short  sales;
purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

         High Yield Securities. Each of the Portfolios also may invest in an Underlying Smith Barney Fund which invests primarily in high yield, high risk securities, commonly referred to as junk bonds. As a result, the

Portfolios may be subject to some of the risks resulting from high yield investing. Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Portfolios will consider whether to increase or decrease their investment in the affected Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these investment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Underlying Smith Barney Fund.

         Concentration. Each Portfolio other than the High Growth Portfolio may invest in an Underlying Smith Barney Fund that concentrates its investments in the utilities industry. Under certain unusual circumstances, this could result in those Portfolios being indirectly concentrated in this industry. If this were to occur, the relevant Portfolios would consider whether to maintain or change its investment in that Underlying Smith Barney Fund.

         Market and Economic Factors. The Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

Portfolio Turnover

         Each Portfolio's turnover rate is not expected to exceed 25% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions; and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

         The turnover rates of the Underlying Smith Barney Funds have ranged from 16% to 292% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

Investment Restrictions

         In addition to the investment objectives of each Portfolio, the Concert Series has adopted restrictions with respect to each Portfolio that may not be changed without approval of a majority of the Portfolio's outstanding shares. The fundamental investment restrictions imposed by the Concert Series prohibit each Portfolio from, among other things: (i) borrowing money except from banks for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) making loans to others, except through the purchase of portfolio securities consistent with its investment objective and policies and repurchase agreements.

         Certain   other   investment   restrictions,    including
fundamental restrictions as well as restrictions that may be changed without a shareholder vote, adopted by the Concert Series are described in the Statement of Additional Information. Investment restrictions of the Underlying Smith Barney Funds in which the Portfolios invest may be more restrictive than those adopted by the Concert Series.

Description of Underlying Smith Barney Funds

         The following is a concise description of the investment objectives and practices for each of the Underlying Smith Barney Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Underlying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

         EQUITY FUNDS THE FOLLOWING UNDERLYING SMITH BARNEY FUNDS ARE FUNDS THAT INVEST PRIMARILY IN EQUITY SECURITIES.

         SMITH BARNEY AGGRESSIVE GROWTH FUND INC. seeks capital appreciation by investing primarily in common stock of companies the Fund's investment adviser believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index which measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility companies and 40 financial issues. SBMFM focuses its stock election for the Fund on a diversified group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technologies, techniques, products or services or cost-reducing measures, and may be
affected  by  changes  in  management,   capitalization  or  asset deployment,
government regulations or other external circumstances.

         Although SBMFM anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may
invest in convertible  securities,   preferred  stocks,  securities  of
foreign issuers, warrants and restricted securities. The Fund also is authorized to borrow up to 33-1/3% of its total assets less liabilities for leveraging purposes. Securities of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above average risk.

         SMITH BARNEY APPRECIATION FUND INC. seeks long-term appreciation of shareholders' capital. The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) which are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. Typically, the Fund invests in middle- and larger-sized companies, though it does invest in smaller companies whose securities may reasonably be expected to appreciate.
The  Fund's   investments   are  spread  broadly  among  different industries.
The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

         SMITH BARNEY FUNDAMENTAL VALUE FUND INC.'S investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of common stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities which are undervalued in the marketplace and, accordingly, have above-average potential for capital growth. In general, the Fund invests in securities of companies which are temporarily unpopular  among  investors  but which  SBMFM regards  as  possessing
favorable   prospects   for  earnings   growth  and/or improvements  in the
value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

         SMITH BARNEY SPECIAL EQUITIES FUND, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities which are convertible into or exchangeable for such stocks, including warrants) which SBMFM believes to have superior appreciation potential. The Fund invests primarily in equity securities of secondary growth companies, generally not within the S&P 500, as identified by SBMFM. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies which appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new technology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose market capitalization is under $100 million. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers.

         SMITH BARNEY MANAGED GROWTH FUND, an investment portfolio of Smith Barney Investment Funds Inc., has as its investment objective long term growth of capital. The Fund attempts to achieve its objective by investing primarily in undervalued or out of favor common stock and other securities, including debt securities which are convertible into common stock and which are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfolio will primarily consist of these securities, the Fund may also invest in preferred stocks and warrants when SBMFM perceives an opportunity for capital growth from such securities.

          THE EQUITY INCOME PORTFOLIO, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primarily in common stocks offering a current return from dividends and will also normally include some interest-paying debt obligations (such as U.S. government obligations, investment grade bonds and debentures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the Fund's custodian) and may also purchase preferred stocks and convertible securities. Temporary defensive investments or a higher percentage of debt securities may be held when deemed advisable by SBMFM, the Fund's adviser. In the selection of common stock investments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in sponsored ADRs representing shares in foreign securities that are traded in U.S. securities markets.

         SMITH BARNEY GROWTH AND INCOME FUND, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth and income by investing in income producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. Consistent with data used in developing and maintaining quantitative investment criteria developed by SBMFM to evaluate investment decisions, the Fund expects to invest primarily in domestic companies of varying sizes, generally with capitalizations exceeding $250 million in a wide range of industries. The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depository Receipts.
Under normal market conditions, the Fund will invest substantially all, but not less than, 65% of its assets in equity securities. The Fund may invest the remainder of its assets in high grade money market instruments in order to develop income, as well as in corporate bonds and mortgage related securities that are rated investment grade or are deemed by SMBFM to be of comparable quality and in U.S. government securities.

         SMITH BARNEY PREMIUM TOTAL RETURN FUND, an investment portfolio of Smith Barney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by
emphasizing  investments in  dividend-paying   common  stocks,  it  will  not
have as much investment flexibility as total return funds which may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt securities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

         The EMERGING MARKETS PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets
through a portfolio   invested   primarily  in  securities  of  emerging
country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convertible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high  potential  for  capital appreciation,  especially  in countries  where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom,
Sweden, Norway, Finland, Denmark, Holland, Germany, Switzerland,   Belgium,
France,   Italy,  Spain  and  Japan.  The  Fund  is  a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

         The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. The Fund also may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

         The INTERNATIONAL EQUITY PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets which may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund may borrow up to 25% of the value of its assets for investment purposes, which involves certain risk considerations.

         The Fund will generally invest it assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

         FIXED INCOME FUNDS   THE FOLLOWING UNDERLYING SMITH BARNEY FUNDS
INVEST PRIMARILY IN FIXED INCOME SECURITIES AND INCLUDES THE MONEY MARKET FUND IN WHICH EACH PORTFOLIO MAY INVEST AND WHICH SERVES AS THE CASH RESERVE PORTION OF EACH PORTFOLIO.

         SMITH BARNEY HIGH INCOME FUND, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, SBMFM may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high
current income by investing, under  normal  circumstances,   at  least  65%
of its assets in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or
other  equity-related   securities,   including convertible  securities,
preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that SBMFM deems of comparable quality. However, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when SBMFM believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

         SMITH BARNEY INVESTMENT GRADE BOND FUND, an investment portfolio of Smith Barney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capital. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securities: corporate bonds rated Baa or better by Moody's or BBB or better by S&P; U.S. government securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion; and high-yielding common stocks and warrants. A reduction in the rating of a security does not require the sale of the security by the Fund.

         SMITH BARNEY GOVERNMENT SECURITIES FUND, an investment portfolio of Smith Barney Investment Funds Inc., seeks high current return by investing in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities (including, without limitation, Treasury bills and bonds, mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its portfolio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. government securities (including futures contracts and options thereon and options relating to U.S. government securities).

         The SHORT-TERM U.S. TREASURY PORTFOLIO, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. Government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approximately three years. Pending direct investment in U.S. Treasury debt securities, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions.

         SMITH BARNEY MANAGED GOVERNMENTS FUND INC. seeks high current income consistent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mortgage-backed securities issued or
guaranteed by GNMA, the Federal  National Mortgage   Association   ("FNMA")
and  FHLMC.   Assets  not  invested  in  such mortgage-backed  securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the

Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermediate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repurchase agreements with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

         SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through investment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by Greenwich Street Advisors (a division of SBMFM) based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securities among which the Fund's assets will be primarily allocated are: obligations issued or guaranteed as to principal and interest by the United States government; mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corporate securities; and foreign government securities. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

         Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent investment quality as determined by Greenwich Street Advisors. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by Greenwich Street Advisors to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

         In general, the Fund may invest in debt securities issued by foreign governments or any of their political subdivisions that are considered stable by Global Capital Management, the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

         The GLOBAL GOVERNMENT BOND PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments

(including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denominated in various currencies, including U.S. dollars, or in multinational currency units, such as the European Currency Unit. Except with respect to government securities of less developed countries, the Fund invests in foreign government securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of the investment adviser.

         Under normal circumstances the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible
into common stock)  of  U.S.  or  foreign   corporations  and  financial
institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of comparable quality.

         The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industrialized countries) which the investment adviser believes to pose limited credit risks. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Germany. Investments may be made from time to time in government securities of less developed countries (i.e., Argentina, Brazil, Chile, Mexico and Venezuela). Historical experience indicates that markets of less developed countries have been more volatile than the markets of developed countries. The investment adviser does not intend to invest more than 10% of the Fund's total assets in government securities of less developed countries and will not invest more than 5% of its assets in the government securities of any one such country. Such investments will be made only in investment grade securities (rated at least Baa by Moody's or BBB by S&P), or if unrated, securities which are judged to be of comparable quality by the investment adviser. Under normal market conditions the Portfolio invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Portfolio's total assets.

         The CASH PORTFOLIO is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Cash Portfolio may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obligations and related repurchase agreements. The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

         The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

	The Fund's investments will be limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs", securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch.

         FOR PURPOSES OF THE EQUITY/FIXED INCOME FUND ALLOCATION TARGETS AND RANGES APPLICABLE TO EACH PORTFOLIO (SEE PAGE 12 ABOVE), EACH OF THE FOLLOWING UNDERLYING SMITH BARNEY FUND, IS CONSIDERED TO BE AN EQUITY FUND WITH RESPECT TO 50% OF A PORTFOLIO'S INVESTMENT IN SUCH FUND AND AN INCOME FUND WITH RESPECT TO THE REMAINING 50% OF SUCH PORTFOLIO'S INVESTMENT.

         The SMITH BARNEY CONVERTIBLE FUND an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exercise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by SMBFM to be comparable to securities rated lower than
B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock and, for temporary defensive purposes, may invest in these securities without limitation.

         The SMITH BARNEY UTILITIES FUND, an investment portfolio of Smith Barney Income Funds, seeks current income by investing in equity and debt securities of companies in the utility industry. Long-term capital appreciation is a secondary objective of the Fund. The utility industries are deemed to be comprised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental  agencies as utilities  that  provide  communication facilities
for  the  public   benefit,   but  not  including  those  in  public
broadcasting. The Fund will invest primarily in utility equity and debt securities that have a high expected rate of return as determined by SBMFM. Under normal market conditions, the Fund will invest at least 65% of its assets in such securities. The Fund may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Fund's investment objectives. The Fund will invest in investment grade debt securities, but may invest up to 10% of its assets in securities rated BB or B by S&P or Ba or B by Moody's whenever SBMFM believes that the incremental yield on such securities is advantageous to the Fund in comparison to the additional risk involved.

         The INTERNATIONAL BALANCED PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal market conditions, the Fund will invest its assets in an international portfolio of equity securities (consisting of dividend and non-dividend paying common stocks, preferred stocks, convertible securities, ADRs and rights and warrants to such securities) and debt securities (consisting of corporate debt securities, sovereign debt instruments issued by governments or governmental entities, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on SBMFM's views on current market and economic conditions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percent of amount of the Fund's assets which may be invested for growth or income.

         The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries outside of the U.S. The Fund will invest in a broad range of industries and sectors and will mainly invest in securities issued by companies with market capitalization of at least $50,000,000. The Fund may invest in companies organized or governments located in any area of the world. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of companies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

         The debt securities in which the Portfolio expects to invest will generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated as investment grade (or deemed by SBMFM to be of comparable quality) at the time of purchase. Debt securities of emerging market counties may be rated below investment grade and could include securities that are in default as to payments of principal or interest. Up to 25% of the total assets of the Portfolio may be invested in securities of emerging market countries.

PERFORMANCE OF UNDERLYING SMITH BARNEY FUNDS

         The following chart shows the average annual total returns for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1995.





                                                                         Average Annual Total Returns
                                                                         (through December 31, 1995
                                                                      ------------------------------------
    Underlying Smith Barney Fund
    ----------------------------                    Assets of all
                                                    Classes as of                                            30-Day Yield for
                                                      December 31,                                            period ended
                                   Inception            1995                                                  December 31,
                                      Date             ($000's)        One Year    Five Years   Ten Years        1995
    Smith Barney Aggressive        10/24/83               525,528      28.94        17.40         15.70            N/A
       Growth Fund Inc.
    Smith Barney Appreciation      03/10/70             3,024,628      22.74        12.18         12.81            N/A
       Fund Inc.
    Smith Barney Growth and        11/06/92               218,807      24.36            -             -            N/A
       Income Fund
    Smith Barney Fundamental       11/12/81               987,935      21.48        17.38         12.12            N/A
       Value Fund Inc.
    Equity Income Portfolio        01/01/72               747,520      26.40        13.82         11.59            N/A
    Short-Term U.S. Treasury
       Securities Portfolio        11/11/91               106,902      13.16            -             -            4.69
    Smith Barney High Income Fund  09/02/86               888,802      13.03        16.35             -            7.83
    Smith Barney Utilities Fund    03/28/88             1,958,317      25.89        11.19             -            N/A
    Smith Barney Premium Total     09/16/85             2,380,777      16.84        15.02         12.30            N/A
       Return Fund
    Smith Barney Convertible Fund  09/02/86                82,137      15.82        12.30             -            2.83
    Smith Barney Diversified
       Strategic Income Fund       12/28/89             2,627,676      10.57        9.45              -            8.48
    Smith Barney Managed Growth    06/30/95               507,097          -            -             -            N/A
       Fund
    Smith Barney Special           12/13/82               342,704      57.30        25.87         11.78            N/A
       Equities Fund
    Smith Barney Government        03/20/84               606,406      8.71         8.06          7.65             6.00
       Securities Fund
    Smith Barney Investment        01/04/82               519,566      30.56        13.78         10.93            5.71
       Grade Bond Fund
    Smith Barney Managed
       Governments Fund Inc.       09/04/84               644,202      8.76         7.52          7.72             6.27
    International Equity           02/18/86             1,049,624      (2.59)       13.44             -            N/A
       Portfolio
    Emerging Markets Portfolio     05/11/95                16,972          -            -             -            N/A
    International Balanced         08/25/94                25,245      8.90             -             -            N/A
       Portfolio
    Global Government Bond           07/22/91             158,962      10.17            -             -            5.50
       Portfolio

         For the seven-day period ended December 31, 1995, the yield for the Cash Portfolio of Smith Barney Money Funds Inc. was 5.16% and the effective yield was 5.30%.

         The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert Series.

INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING SMITH BARNEY FUNDS

         In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment policies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Underlying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such policies.

         SECURITIES OF NON-U.S. ISSUERS. The Portfolios will each invest in certain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve
some special risks such as fluctuations  in  foreign   exchange  rates,
future   political  and  economic developments,  and the possible imposition of exchange controls or other foreign governmental  laws  or  restrictions.
In  addition,  with  respect  to  certain countries,  there is the possibility
of expropriation  of assets,  repatriation, confiscatory   taxation,
political  or  social   instability   or   diplomatic developments which could
adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

         OPTIONS AND FUTURES. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options.
Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a predetermined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of the portfolio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return.
The Concert Series could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

         DEBT SECURITIES. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities held by the Funds. The market value of the fixed-income obligations in which the Underlying Smith Barney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

         Certain of the Underlying Smith Barney Funds may invest only in high-quality, high-grade or investment-grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rates in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A) or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

         Certain Underlying Smith Barney Funds may invest in securities which are related below investment-grade; that is rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Information for additional information on the bond ratings by Moody's and S&P.

VALUATION OF SHARES

         Each Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.




Dividends, Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

         The Concert Series intends to declare monthly income dividends on shares of the Income Portfolio, quarterly income dividends on shares of the Conservative Portfolio and Balanced Portfolio and annually income dividends on shares of the High Growth Portfolio and the Growth Portfolio. In addition, the Concert Series intends to make annual distributions of capital gains, if any, on the shares of each Portfolio.

         If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

         Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by First Data should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

         The per share dividends on Class B and Class C shares of each Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of each Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount of Class A, Class B, Class C and Class Y shares.

TAXES

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code to be relieved of federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income, and deriving less than 30% of its gross income from the sale or other disposition of certain investments held for less than three months.

         Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of the same Portfolio, are taxable to shareholders of each Portfolio as ordinary income. A portion of each Portfolio's dividends may qualify for the dividends received deduction for corporations. Dividends and distributions declared by each Portfolio may also be subject to state and local taxes. Distributions out of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders as long-term capital gains. Information as to the tax status of dividends paid or deemed paid in each calendar year will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

Purchase of Shares

GENERAL

         Each Portfolio offers four Classes of Shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial charge or CDSC and are available only to investors investing a minimum of $5,000,000. See "Prospectus Summary-Alternative Purchase Agreements" for a discussion of factors to consider in selecting which Class of shares to purchase.

         Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Concert Series through First Data. When purchasing shares of a Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. No maintenance fee will be charged by the Concert Series.

         Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account
(except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a Portfolio. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in a Portfolio is $25. For each Portfolio's Systematic Investment Plan, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors of the Concert Series, and their spouses and children. The Concert Series reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Concert

Series' transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

         Purchase orders received by the Concert Series or Smith Barney prior to the close of regular trading on the NYSE, on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Concert Series or Smith Barney prior to Smith Barney's close of business. Payment for Portfolio shares is due on the third business day after the trade date.

SYSTEMATIC INVESTMENT PLAN

         Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of $50 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Concert Series or a Smith Barney Financial Consultant.

INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

         The sales charges applicable to purchases of Class A shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are as follows:

                                                       Sales Charge
                                                                                          Dealers' Reallowance as %
                                        % of Offering                % of Amount              of Offering Price
Amount of Investment                        Price                     Invested

Less than $25,000                           5.00%                       5.26%                       4.50%

$25,000 - 49,999                             4.00                       4.17                        3.60

 50,000 - 99,999                             3.50                       3.63                        3.15

100,000 - 249,999                            3.00                       3.09                        2.70

250,000 - 499,999                            2.00                       2.04                        1.80

500,000 and over                              *                           *                           *


         The sales charges applicable to purchases of Class A shares of the Conservative Portfolio and the Income Portfolio are as follows:


                                                      Sales Charge
                                                                                          Dealers' Reallowance as %
                                        % of Offering                % of Amount              of Offering Price
Amount of Investment                        Price                     Invested
Less than $25,000                           4.50%                       4.71%                       4.05%

$25,000 - 49,999                             4.00                       4.17                        3.60

 50,000 - 99,999                             3.50                       3.63                        3.15

100,000 - 249,999                            2.50                       2.56                        2.25

250,000 - 499,999                            1.50                       1.52                        1.35

500,000 and over                              *                           *                           *

[FN]

* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

         Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Concert Series as defined in the Securities Act of 1933, as amended.

         The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Portfolio made at one time by "any person," which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. The reduced sales charge minimums may also be met by aggregating the purchase with the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege."

INITIAL SALES CHARGE WAIVERS

         Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to directors of the Concert Series and employees of Travelers and its subsidiaries, or to the spouse and children of such persons (including the surviving spouse of a deceased director or employee, and retired directors or employees), or sales to any trust, pension, profit-sharing or other benefit plan for such persons provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company in connection with the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith

Barney Mutual Funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Portfolio) and who wish to reinvest their redemption proceeds in the Portfolio, provided the
reinvestment is made within 60 calendar days of the redemption;   and  (e)
accounts  managed  by  registered   investment  advisory subsidiaries of
Travelers. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

RIGHT OF ACCUMULATION

         Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney that are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

GROUP PURCHASES

         Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retirement plans under Sections 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

LETTER OF INTENT

         Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of each Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

         Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of a Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Portfolio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to such Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

DEFERRED SALES CHARGE ALTERNATIVES

         CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares which when combined with Class A shares offered with sales charge currently held by an investor equal or exceed $500,000 in the aggregate.

         Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

         Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of purchases by Participating Plans, as described below. See "Purchase of Shares--Smith Barney 401(k) Program."

                                                               CDSC
                                               Applicable to High Growth Portfolio,                        CDSC
           Years Since Purchase              Growth Portfolio and Balanced Portfolio            Applicable to Conservative
             Payment Was Made                                                                 Portfolio and Income Portfolio
------------------------------------------- ------------------------------------------- -------------------------------------------


                  First                                        5.00%                                       4.50%
                  Second                                       4.00                                        4.00
                  Third                                        3.00                                        3.00
                  Fourth                                       2.00                                        2.00
                  Fifth                                        1.00                                        1.00
                  Sixth                                        0.00                                        0.00
                  Seventh                                      0.00                                        0.00
                  Eighth                                       0.00                                        0.00
=========================================== =========================================== ===========================================

         Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. Shareholders who held Class B shares of Smith Barney Shearson Short-Term World Income Fund (the "Short-Term World Income Fund") on July 15, 1994 and who subsequently exchange those shares for Class B shares of a Portfolio will be offered the opportunity to exchange all such Class B shares for Class A shares of such Portfolio four years after the date on which those shares were deemed to have been purchased. Holders of such Class B shares will be notified of the pending exchange in writing approximately 30 days before the fourth anniversary of the purchase date and, unless the exchange has been rejected in writing, the exchange will occur on or about the fourth anniversary date. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

         In determining the applicability of any CDSC or the conversion feature described above, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

         To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

WAIVERS OF CDSC

         The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares in connection with a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

         CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY 401(K) PROGRAM

         Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under Section 401(a) of the Code. To the extent applicable, the same terms and conditions are offered to all Participating Plans in the Smith Barney 401(k) Program.

         Each Portfolio offers to Participating Plans Class A, Class B, Class C and Class Y shares as investment alternatives under the Smith Barney 401(k) Program. Class A, Class B and Class C shares acquired through the Smith Barney 401(k) Program are subject to the same service and/or distribution fees as, but different sales charge and CDSC schedules than, the Class A, Class B and Class C shares acquired by other investors. Similar to those shares available to other investors, Class Y shares acquired through the Smith Barney 401(k) Program are not subject to any service or distribution fees or any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Portfolio, all of its subsequent investments in the Portfolio must be in the same Class of shares, except as otherwise described below.

         CLASS A SHARES. Class A shares of each Portfolio are offered without any initial sales charge to any Participating Plan that purchases from $500,000 to $4,999,999 of Class A shares of one or more funds of the Smith Barney Mutual Funds. Class A shares acquired through the Smith Barney 401(k) Program are subject to a CDSC of 1.00% of redemption proceeds, if the Participating Plan terminates within four years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

         CLASS B SHARES. Class B shares of each Portfolio are offered to any Participating Plan that purchases less than $250,000 of one or more funds of the Smith Barney Mutual Funds. Class B shares acquired through the Smith Barney 401(k) Program are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

         Eight years after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares of a Portfolio. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of the Portfolio but instead may acquired Class A shares of the Portfolio. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

         CLASS C SHARES. Class C shares of each Portfolio are offered to any Participating Plan that purchases from $250,000 to $499,999 of one or more funds of the Smith Barney Mutual Funds. Class C shares acquired through the Smith Barney 401(k) Program are subject to a CDSC of 1.00% of redemption
proceeds,  if the   Participating   Plan  terminates   within  four  years  of
the date the Participating Plan first enrolled in the Smith Barney 401(k) Program. Each year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year, and unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March. Once the exchange has occurred, a Participating Plan will not be eligible to acquire Class C shares of a Portfolio but instead may acquire Class A shares of such Portfolio. Any Class C shares not converted will continue to be subject to the distribution fee.

         CLASS Y SHARES. Class Y shares of each Portfolio are offered without any service or distribution fees, sales charge or CDSC to any Participating Plan that purchases $5,000,000 or more of Class Y shares of one or more funds of the Smith Barney Mutual Funds.

         No CDSC is imposed on redemptions of CDSC Shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus (a) with respect to Class A and Class C shares, the current net asset value of such shares purchased more than one year prior to redemption and, with respect to Class B shares, the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus (b) with respect to Class A and Class C shares, increases in the net asset value of the shareholder's Class A or Class C shares above the purchase payments made during the preceding year and, with respect to Class B shares, increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to a Participating Plan depends on the number of years since the Participating
Plan first  became  enrolled  in  the  Smith  Barney  401(k)   Program,
unlike the applicability of the CDSC to other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

         The CDSC will be waived on  redemptions of Class A, Class B and Class
C shares  in  connection   with  lump-sum  or  other   distributions   made
by a Participating Plan as a result of: (a) the retirement of an employee in the Participating Plan; (b) the termination of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code;

or (f) redemptions of shares in connection with a loan made by the Participating Plan to an employee.

         Participating Plans wishing to acquire shares of a Portfolio through the Smith Barney 401(k) Program must purchase such shares directly from First Data. For further information regarding the Smith Barney 401(k) Program, investors should contact a Smith Barney Financial Consultant.

Exchange Privilege

         Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in any other Portfolio of the Concert Series, as well as in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchange of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge differential may apply.

         FUND NAME

         GROWTH FUNDS

           Smith Barney Aggressive Growth Fund Inc.
           Smith Barney Appreciation Fund Inc.
           Smith Barney Fundamental Value Fund Inc.
           Smith Barney Growth Opportunity Fund
           Smith Barney Managed Growth Fund
           Smith Barney Special Equities Fund
           Smith Barney Telecommunications Growth Fund

         GROWTH AND INCOME FUNDS

           Smith Barney Convertible Fund
           Smith Barney Funds, Inc.--Equity Income Portfolio
           Smith Barney Growth and Income Fund
           Smith Barney Premium Total Return Fund
           Smith Barney Strategic Investors Fund
           Smith Barney Utilities Fund

         TAXABLE FIXED-INCOME FUNDS

           **Smith Barney Adjustable Rate Government Income Fund
           Smith Barney Diversified Strategic Income Fund
           *Smith Barney Funds, Inc.--Income Return Account Portfolio Smith Barney Funds, Inc.--Short-Term U.S. Treasury
             Securities Portfolio
           Smith Barney Funds, Inc.--U.S. Government Securities Portfolio Smith Barney Government Securities Fund
           Smith Barney High Income Fund
           Smith Barney Investment Grade Bond Fund
           Smith Barney Managed Governments Fund Inc.

         TAX-EXEMPT FUNDS

           Smith Barney Arizona Municipals Fund Inc.
           Smith Barney California Municipals Fund Inc.
           *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund Smith Barney Managed Municipals Funds Inc.
           Smith Barney  Massachusetts  Municipals Fund
           *Smith Barney Muni Funds--Florida  Limited Term Portfolio
           Smith Barney Muni Funds--Florida Portfolio
           Smith Barney Muni Funds--Georgia Portfolio
           *Smith Barney Muni  Funds--Limited  Term  Portfolio
           Smith Barney Muni  Funds--National  Portfolio
           Smith Barney Muni Funds--New York Portfolio
           Smith Barney Muni  Funds--Ohio  Portfolio
           Smith Barney Muni Funds--Pennsylvania Portfolio
           Smith Barney New Jersey Municipals Fund Inc.
           Smith Barney Oregon Municipals Fund
           Smith Barney Tax-Exempt Income Fund

         INTERNATIONAL FUNDS

           Smith Barney  National  Resources Fund Inc.
           Smith Barney World Funds, Inc.--Emerging Markets Portfolio
           Smith   Barney   World  Funds, Inc.--European  Portfolio
           Smith  Barney  World  Funds,  Inc.--Global Government
             Bond Portfolio
           Smith    Barney    World    Funds, Inc.--International
             Balanced  Portfolio
           Smith  Barney  World Funds, Inc.--International   Equity  Portfolio
           Smith  Barney  World  Funds, Inc.--Pacific Portfolio

         MONEY MARKET FUNDS

           +Smith Barney Exchange Reserve Fund
           ++Smith Barney Money Funds, Inc.--Cash Portfolio
           ++Smith Barney Money Funds, Inc.--Government Portfolio
           ***Smith Barney Money Funds, Inc.--Retirement Portfolio +++Smith Barney Municipal Money Market Fund, Inc.
           +++Smith Barney Muni Funds--California Money Market Portfolio +++Smith Barney Muni Funds--New York Money Market Portfolio

[FN]
==============================================================================

         *        Available for exchange with Class A, Class C and Class Y
                  shares of the Portfolio.
         **       Available for exchange with Class A, Class B and Class Y
                  shares of the Portfolio.  In addition,
                  shareholders  who own Class C shares of the Portfolio  through the Smith Barney 401(k)  Program may exchange those shares for
                  Class C shares of this fund.
         ***      Available for exchange with Class A shares of the Portfolio.
         +        Available for exchange with Class B and Class C shares of the
                  Portfolio.
         ++       Available for exchange with Class A and Class Y shares of the shareholders who own Class C shares of the Portfolio through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.
         +++      Available for exchange with Class A and Class Y shares of each
                  Portfolio.


         CLASS A EXCHANGES. Class A shares of Smith Barney Mutual Funds sold without a sales charge or with a maximum sales charge of less than the maximum charged by other Smith Barney Mutual Funds will be subject to the appropriate "sales charge differential" upon the exchange of such shares for Class A shares of a fund sold with a higher sales charge. The "sales charge differential" is limited to a percentage rate no greater than the excess of the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange over the sales charge rate(s) actually paid on the mutual fund shares relinquished in the exchange and on any
predecessor  of  those  shares.  For purposes  of  the  exchange   privilege,
shares  obtained  through   automatic reinvestment of dividends and capital
gain distributions are treated as having paid the same sales charges applicable to the shares on which the dividends or distributions were paid; however, except in the case of the Smith Barney 401(k) Program, if no sales charge was imposed upon the initial purchase of the shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange. Class A shares held in a Portfolio that are subsequently exchanged for shares of other funds in the Smith Barney Mutual Funds will not be subject to a sales charge differential.

         CLASS B EXCHANGES. In the event a Class B shareholder (unless such shareholder was a Class B shareholder of the Short-Term World Income Fund on July 15, 1994) wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by a Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

         CLASS C EXCHANGES. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

         CLASS Y EXCHANGES. Class Y shareholders of each Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

         ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. SBMFM may determine that a pattern of frequent exchange is excessive and contrary to the best interests of each Portfolio's other shareholders. In this event, SBMFM will notify Smith Barney and Smith Barney
may, at its  discretion,  decide to limit additional   purchases  and/or
exchanges  by  the  shareholder.   Upon  such  a determination,  Smith Barney
will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

         Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. Each Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Redemption of Shares

         The Concert Series is required to redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close or regular trading on the NYSE are priced at the net asset value next determined.

         If a shareholder holds shares in more than one Class, any requests for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Concert Series' transfer agent receives further instructions from Smith Barney or if the shareholder's account is with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

         Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

                  Smith Barney  Concert  Series Inc.
		  Class A, B, C or Y (please specify)
		  c/o First Data Investor Services Group, Inc.
                  POB 9134
                  Boston, Massachusetts 02205-9134

         A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a redemption request, share certificate or stock power must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

AUTOMATIC CASH WITHDRAWAL PLAN

         Each Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

Minimum Account Size

         The Concert Series reserves the right to involuntarily liquidate any shareholder's account in a Portfolio if the aggregate net asset value of the shares held in that Portfolio account is less than $500. (If a shareholder has more than one account in a Portfolio, each account must satisfy the minimum account size.) The Concert Series, however, will not redeem shares based solely on market reductions in net asset value. Before the Concert Series exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

Performance

         From time to time a Portfolio may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. THESE FIGURES ARE COMPUTED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF EACH
PORTFOLIO.  THESE  FIGURES  ARE BASED  ON  HISTORICAL   EARNINGS  AND  ARE
NOT  INTENDED  TO  INDICATE   FUTURE PERFORMANCE.  Total return is computed
for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio's Class refers to the net investment income earned by investments in the Class over a 30-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Balanced Portfolio and the Conservative Portfolio calculate current dividend return for each of their Classes by dividing the current dividend by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Income Portfolio calculates current dividend return for each of its Classes by annualizing the most recent monthly distribution, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. Each Class' current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. Each Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

Management of the Concert Series

         BOARD OF DIRECTORS

         Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Series' directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Series also serve in similar positions with many of the Underlying Smith Barney Funds. Thus, if the interests of a Portfolio and the Underlying Smith Barney Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the directors and officers of the Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The Directors of the Series believe they have structured each Portfolio to avoid these concerns. However, conceivably a situation could occur where proper action for the Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the Series, the affected Underlying Smith Barney Funds and SBMFM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Series to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns. The Statement of Additional Information contains background information regarding each Director and executive officer of the Concert Series.

         INVESTMENT MANAGER--SBMFM

         SBMFM, the investment manager to each Portfolio, is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. SBMFM (through its predecessor entities) has been in the investment counseling business since 1940. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients which had aggregate assets under management as of December 31, 1995, in excess of $71 billion. Subject to the supervision and direction of the Concert Series' Board of Directors, SBMFM will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The Directors of the Concert Series will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. SBMFM also furnishes each Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the
Concert Series.   Under the Asset Allocation and Administration  Agreement
with each Portfolio, SBMFM has agreed to bear all expenses of the Concert Series other than the management fee, the fees payable pursuant to the Rule 12b-1 Plan and extraordinary expenses. For the services rendered and expenses borne, each Portfolio pays SBMFM a monthly fee at the annual rate of 0.35% of the value of its average daily net assets.

         SBMFM also serves as investment adviser to each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Smith Barney Premium Total Return Fund) and is responsible for the selection and management of each of the Underlying Smith Barney Fund's investments. SBSA, located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of SBMFM. SBSA renders investment advice to investment companies that had aggregate assets under management as of December 31, 1995 in excess of $2.9 billion.

         Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The management fee of each of the Underlying Smith Barney Funds in which the Portfolios may invest is calculated at the following percentage rate of the Fund's annual net assets:

Underlying Smith Barney Fund                                                            Management Fees
Smith Barney Aggressive Growth Fund Inc.                                                          0.80%
Smith Barney Appreciation Fund Inc.                                                               0.62%
Smith Barney Equity Funds
         Smith Barney Growth and Income Fund                                                      0.65%
Smith Barney Fundamental Value Fund Inc.                                                          0.75%
Smith Barney Funds, Inc.
         Equity Income Portfolio                                                                  0.58%
         Short-Term U.S. Treasury Securities Portfolio                                            0.45%
Smith Barney Income Funds
         Smith Barney High Income Fund                                                            0.70%
         Smith Barney Utilities Fund                                                              0.65%
         Smith Barney Premium Total Return Fund                                                   0.75%
         Smith Barney Convertible Fund                                                            0.70%
         Smith Barney Diversified Strategic Income Fund                                           0.63%
Smith Barney Investment Funds Inc.
         Smith Barney Managed Growth Fund                                                         0.85%
         Smith Barney Special Equities Fund                                                       0.75%
         Smith Barney Government Securities Fund                                                  0.55%
         Smith Barney Investment Grade Bond Fund                                                  0.65%
Smith Barney Managed Governments Fund Inc.                                                        0.65%
Smith Barney Money Funds Inc.
         Cash Portfolio                                                                           0.44%
Smith Barney World Funds, Inc.
         International Equity Portfolio                                                           0.85%
         Emerging Markets Portfolio                                                               1.00%
         International Balanced Portfolio                                                         0.85%
         Global Government Bond Portfolio                                                         0.75%

         PORTFOLIO MANAGEMENT

         Thomas B. Stiles II, Chief Investment Officer of SBMFM, has primary responsibility for the day-to-day management of each Portfolio. Mr. Stiles, born in 1940, is Chairman and Chief Executive Officer of Greenwich Street Advisors, a division of SBMFM, and Managing Director of Smith Barney Inc. Certain managing directors of SBMFM will assist Mr. Stiles in managing the Portfolios.

Distributor

         Smith Barney, located at 388 Greenwich Street, New York, New York 10013, distributes shares of each Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a best efforts arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by each Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of each Portfolio at the annual rate of 0.25% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B shares and Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Smith Barney is paid a distribution fee with respect to Class B and Class C shares of the Conservative Portfolio and the Income Portfolio at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

         The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

         Actual distribution expenses for Class B and Class C shares of each Portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each Portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carryforward amounts at a rate comparable to that paid by Smith Barney for bank borrowings.

Additional Information

         The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series has an authorized capital of 3,000,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of five series of shares, each representing shares in one of five separate Portfolios and may authorize the issuance of additional series of shares in the future. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A, Class B, Class C and Class Y shares of a Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Concert Series' Rule 12b-1 distribution plan which pertain to a particular Class. As described under "Voting" in the Statement of Additional Information, the Series ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Series' outstanding shares for the purpose of voting to remove directors, and the Concert Series will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and non-assessable when issued for payment as described in this Prospectus.

         On  matters   submitted  for   consideration  by  shareholders  of
any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

         PNC Bank, National  Association,  located at 17th and Chestnut
Streets, Philadelphia,   Pennsylvania  19103  serves  as  custodian  of  the
Portfolio's investments.

         First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

         The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securities held by the Series at the end of the period covered. In an effort to reduce the Series' printing and mailing costs, the Series plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Series also plans to consolidate
the  mailing  of its  Prospectus  so that a shareholder   having  multiple
accounts  (that  is,   individual,   IRA  and/or Self-Employed  Retirement

Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Concert Series' transfer agent.

Appendix

DESCRIPTIONS OF CERTAIN RISKS RELATED TO VARIOUS SECURITIES INVESTED IN, AND INVESTMENT STRATEGIES EMPLOYED BY, THE UNDERLYING SMITH BARNEY FUNDS IN WHICH THE PORTFOLIOS MAY INVEST

         REPURCHASE AGREEMENTS. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio of the Concert Series to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

         REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Barney Fund may decline below the repurchase price of the securities.

         LENDING OF PORTFOLIO SECURITIES. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Underlying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

         WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

         NON-DIVERSIFIED FUNDS. Certain of the Underlying Smith Barney Funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such Underlying Smith Barney Funds are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, such Funds may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

         SECURITIES OF UNSEASONED ISSUERS. Securities in which certain of the Underlying Smith Barney Funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

         CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

         Synthetic    convertible    securities   are   created   by
combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

         SECURITIES OF DEVELOPING  COUNTRIES.  A developing country generally
is considered   to  be  a   country   that  is  in  the   initial   stages  of
its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

         SOVEREIGN DEBT OBLIGATIONS. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as
Brady Bonds, is collateralized by U.S.  Government  securities,   repayment
of  principal  and  interest  is  not guaranteed by the U.S. government.

         RESTRICTIONS ON FOREIGN INVESTMENT. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

         Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having
smaller  capital  markets,  which  may  result in an Underlying   Smith
Barney  Fund  incurring   additional  costs  and  delays  in transporting  and
custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

         MORTGAGE-RELATED SECURITIES. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like
other debt  securities,  the values   of    mortgage-related    securities,
including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying
Smith Barney  Fund's net assets could be adversely affected.

         SHORT SALES. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

         FORWARD ROLL TRANSACTIONS. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities.
Forward  roll transactions  are  considered  borrowings  by a  Fund.  Although
investing  the proceeds  of  these   borrowings  in  repurchase   agreements
or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

         LEVERAGE. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an Underlying Smith Barney Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund's shares in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Underlying Smith Barney Fund.

         FLOATING AND VARIABLE RATE INCOME SECURITIES. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

         ZERO COUPON, DISCOUNT AND PAYMENT-IN-KIND SECURITIES. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

         PREMIUM SECURITIES. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

         YANKEE BONDS. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

         SWAP AGREEMENTS. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

         INDEXED SECURITIES. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is
linked to  currencies,  interest  rates,  commodities,   indices,  or  other
financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

         INVESTMENT IN UTILITY SECURITIES. The Smith Barney Utilities Fund is particularly subject to risks that are inherent to the utility industries, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resales, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Smith Barney Utilities Fund may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

         Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Smith Barney Utilities Fund have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility
common   stocks.   Causes  of  these discrepancies  include  changes in the
overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

Smith Barney Concert Series Inc.
Prospectus                                                __________ __, 1996

3100 Breckinridge Blvd., Bldg 200
Duluth, Georgia 30199-0062
(800) 544-5445

          Smith Barney Concert Series Inc. (the "Concert Series" or "Series") offers five professionally managed investment portfolios (each, a "Portfolio"). Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds.

         The High Growth Portfolio  seeks capital appreciation.

         The Growth Portfolio  seeks long-term growth of capital.

         The Balanced Portfolio seeks a balance of growth of capital and income.

         The Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

         The Income Portfolio  seeks high current income.

         This Prospectus sets forth concisely certain information about the Concert Series and each of the Portfolios that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

         Additional information about each of the Portfolios is contained in a Statement of Additional Information dated January ___, 1996, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Concert Series at the telephone number or address set forth above or by contacting an Investments Representative of PFS Investments Inc. ("PFS Investments"). The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

PFS Distributors, Inc.
Distributor

Smith Barney Mutual Funds Management Inc.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents                                          Page

Prospectus Summary...........................................3
Why Invest in the Concert Series?............................9
Investment Objectives and Management Policies...............10
Risk Factors and Special Considerations.....................13
Portfolio Turnover..........................................14
Investment Restrictions.....................................15
Description of Underlying Smith Barney Funds................15
Valuation of Shares.........................................27
Dividends, Distributions and Taxes..........................28
Purchase of Shares..........................................29
Exchange Privilege..........................................34
Redemption of Shares........................................36
Minimum Account Size........................................37
Performance.................................................37
Management of the Concert Series............................38
Distributor.................................................41
Additional Information......................................42
Appendix...................................................A-1

         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Concert Series or the Distributor. This Prospectus does not constitute an offer by the Concert Series or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby or securities of any Underlying Smith Barney Fund in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Prospectus Summary

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. CROSS REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE PROSPECTUS. SEE "TABLE OF CONTENTS."

Investment Objectives The Concert Series is an open-end, non-diversified management investment company that currently offers five professionally managed investment portfolios. The High Growth Portfolio seeks to provide capital appreciation. The Growth Portfolio seeks to provide long-term growth of capital. The Balanced Portfolio seeks to provide a balance of growth of capital and income. The Conservative Portfolio seeks to provide income and, secondarily, long-term growth of capital. The Income Portfolio seeks to provide high current income. Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds", which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Smith Barney Mutual Funds Management Inc. ("SBMFM") or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. In addition, each Portfolio may invest its short-term cash in repurchase agreements. Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Management Policies."

Alternative Purchase Arrangements Each Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. THE ONLY CLASSES OF SHARES BEING OFFERED FOR SALE PURSUANT TO THIS PROSPECTUS ARE CLASS A SHARES AND CLASS B SHARES. See "Purchase of Shares" and "Redemption of Shares."

         CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% with respect to the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio and up to 4.50% with respect to the Conservative Portfolio and the Income Portfolio. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares which, when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $500,000 in the aggregate, will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary - Reduced or No Initial Sales Charge." Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of the Class.

         CLASS B SHARES. Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. Class B shares of the

Conservative Portfolio and the Income Portfolio are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. The CDSC may be waived for certain redemptions. Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class B shares of the Conservative Portfolio and the Income Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

         CLASS B SHARES CONVERSION FEATURE. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares - Deferred Sales Charge Alternatives."

         In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

         INTENDED HOLDING PERIOD. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in a Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because a Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

         The maximum purchase amount for Class A shares is $499,999,999 and for Class B shares is $249,999.

         REDUCED OR NO INITIAL SALES CHARGE. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in a Portfolio. In addition, Class A share purchases which, when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $500,000 in the aggregate, will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 aggregate investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

         PFS Investments Representatives may receive different compensation for selling each Class of shares. Investors should understand that the purpose of the CDSC on the Class B shares is the same as that of the initial sales charge on the Class A shares.

         See "Purchase of Shares" and "Management of the Concert Series" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distribution and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

Purchase of Shares Shares may be purchased through PFS Distributors, Inc. ("PFS"), a distributor of the Series' shares. See "Purchase of Shares."

Investment Minimums Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account (except for Systematic Investment Plan accounts), or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. The minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan described below is $50. See "Purchase of Shares."

Systematic Investment Plan Each Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares in an amount of at least $50. See "Purchase of Shares."

Redemption of Shares Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

Management of Each Portfolio SBMFM serves as each Portfolio's investment manager. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of The Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

         SBMFM serves as the investment adviser of each of the Underlying Smith Barney Funds (other than Smith Barney Premium Total Return Fund). SBSA, a wholly owned subsidiary of SBMFM, serves as investment adviser to Smith Barney Premium Total Return. See "Management of the Concert Series."

Exchange Privilege Shares of each Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds, including the Underlying Smith Barney Funds held by the Portfolios, at the respective net asset values next determined, plus any applicable sales charge differential. See "Exchange Privilege."

Valuation of Shares Net asset value of each Portfolio for the prior day generally will be quoted daily in the financial section of most newspapers and is also available from PFS Shareholder Services (the "Sub-Transfer Agent"). See "Valuation of Shares."

Dividends and Distributions The Concert Series intends to pay dividends from net investment income monthly on shares of the Income Portfolio, quarterly on shares of the Conservative Portfolio and Balanced Portfolio and annually on shares of the High Growth Portfolio and the Growth Portfolio. Distributions of net realized capital gains, if any, are paid annually for each Portfolio. See "Dividends, Distributions and Taxes."

Reinvestment of Dividends Dividends and distributions paid on shares of each Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

Risk Factors and Special Considerations The assets of each Portfolio are invested in certain Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds held to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by SBMFM. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

         The value of the Underlying Smith Barney Funds' investments, and thus the net asset value of both those Underlying Smith Barney Funds' and the Portfolios' shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underling Smith Barney Funds invest. For a description of the risks involved in an investment in the Portfolios, see "Investment Objectives and Management Policies," "Description of the Underlying Smith Barney Funds" and the Appendix to this Prospectus.

Each Portfolio's Expenses   The following expense tables list the costs and
expenses an investor will incur as a shareholder of each Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and estimates of each Portfolios operating expenses for its first full year of operation.


                                                             Applicable to the High Growth Portfolio, the Growth
                                                                    Portfolio and the Balanced Portfolio
                                                                   Class A                        Class B
------------------------------------------------------- ----------------------------- ------------------------------

Shareholder Transaction Expenses
         Maximum sales charge imposed on purchases
              (as a percentage of offering  price)                  5.00%                          None
         Maximum CDSC (as a percentage of original
              cost or redemption proceeds,                          None*                          5.00%
              whichever is lower)
-------------------------------------------------------- ----------------------------- ------------------------------
Annual Portfolio Operating Expenses
         (as a percentage of average net assets)
         Management fees                                            0.35%                          0.35%
         12b-1 fee**                                                 0.25                          1.00
         Other  expenses***                                          None                          None
-------------------------------------------------------- ----------------------------- ------------------------------
TOTAL PORTFOLIO OPERATING EXPENSES                                  0.60%                          1.35%
-------------------------------------------------------- ----------------------------- ------------------------------


                                                                  Applicable to the Conservative Portfolio
                                                                           and the Income Portfolio
                                                                   Class A                        Class B
-------------------------------------------------------- ----------------------------- ------------------------------
Shareholder Transaction Expenses
         Maximum sales charge imposed on purchases
              (as a percentage of offering  price)                  4.50%                          None
         Maximum CDSC (as a percentage of original
              cost or redemption proceeds,                          None*                          4.50%
              whichever is lower)
-------------------------------------------------------- ----------------------------- ------------------------------
Annual Portfolio Operating Expenses
         (as a percentage of average net assets)
         Management fees                                            0.35%                          0.35%
         12b-1 fee**                                                 0.25                          0.75
         Other  expenses***                                          None                          None
-------------------------------------------------------- ----------------------------- ------------------------------
TOTAL PORTFOLIO OPERATING EXPENSES                                  0.60%                          1.10%
-------------------------------------------------------- ----------------------------- ------------------------------

* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee.

*** Under the Asset Allocation and Administration Agreement with each Portfolio, SBMFM bears all expenses of each Class of each Portfolio other than the management fee, the 12b-1 fee and extraordinary expenses.

         The sales charges and CDSCs set forth in the above tables are the maximum charges imposed on purchases or redemptions of each of the Portfolio's shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." PFS receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. PFS also receives with respect to Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio an annual 12b-1 fee of 1.00% of the value of average daily net assets of that Class, consisting of a 0.75% distribution fee and a 0.25% service fee. For Class B shares of the Conservative Portfolio and the Income Portfolio, PFS receives an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee.

         The Portfolios will invest only in Class Y shares of the Underlying Smith Barney Funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Underlying Smith Barney Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Smith Barney Funds which are applicable to Class Y shareholders. The investment returns of each Portfolio, therefore, will be net of the expenses of the Underlying Smith Barney Funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each Underlying Smith Barney Fund held by a Portfolio, based on estimated operating expenses for the current fiscal year:


Underlying Smith Barney Fund                                                            Expense Ratio
----------------------------                                                            -------------

Smith Barney Aggressive Growth Fund Inc.                                                     0.92%
Smith Barney Appreciation Fund Inc.                                                          0.69%
Smith Barney Equity Funds
         Smith Barney Growth and Income Fund                                                 0.87%
Smith Barney Fundamental Value Fund Inc.                                                     0.90%
Smith Barney Funds, Inc.
         Equity Income Portfolio                                                             0.67%
         Short-Term U.S. Treasury Securities Portfolio                                       0.54%
Smith Barney Income Funds
         Smith Barney High Income Fund                                                       0.81%
         Smith Barney Utilities Fund                                                         0.74%
         Smith Barney Premium Total Return Fund                                              0.83%
         Smith Barney Convertible Fund                                                       0.92%
         Smith Barney Diversified Strategic Income Fund                                      0.79%
Smith Barney Investment Funds Inc.
         Smith Barney Managed Growth Fund                                                    0.95%
         Smith Barney Special Equities Fund                                                  0.86%
         Smith Barney Government Securities Fund                                             0.64%
         Smith Barney Investment Grade Bond Fund                                             0.76%
Smith Barney Managed Governments Fund Inc.                                                   0.74%
Smith Barney Money Funds Inc.
         Cash Portfolio                                                                      0.46%
Smith Barney World Funds, Inc.
         International Equity Portfolio                                                      0.98%
         Emerging Markets Portfolio                                                          1.40%
         International Balanced Portfolio                                                    1.07%
         Global Government Bond Portfolio                                                    0.95%

        Based on a weighted average of the Class Y expense ratio of Underlying Smith Barney Funds in which a particular Portfolio is expected to invest at the commencment of investment operations the approximate expense ratios are expected to be as follows: High Growth Portfolio, Class A 1.51%, Class B 2.26%, Class C 2.26%, Class Y 1.26%; Growth Portfolio, Class A 1.45%, Class B 2.20%, Class C 2.20% and Class Y 1.20%; Balanced Portfolio, Class A 1.38%, Class B 2.13%, Class C 2.13% and Class Y 1.13%; Conservative Portfolio, Class A 1.36%, Class B 1.86%, Class C 1.81% and Class Y 1.11%; and Income Portfolio, Class A 1.30%, Class B 1.80%, Class C 1.75% and Class Y 1.05%. The expense ratios may be higher or lower depending on the allocation of the Underlying Smith Barney Funds within a Portfolio.

EXAMPLE THE FOLLOWING EXAMPLE IS INTENDED TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS THAT AN INVESTOR IN EACH OF THE PORTFOLIOS WILL BEAR DIRECTLY OR INDIRECTLY. THE EXAMPLE ASSUMES PAYMENT BY EACH PORTFOLIO OF OPERATING EXPENSES AT THE LEVELS SET FORTH IN THE TABLE ABOVE AND OF ITS PRO RATA SHARE OF EXPENSES OF THE UNDERLYING SMITH BARNEY FUNDS IN WHICH A PORTFOLIO MAY INVEST USING THE MIDPOINT OF THE RANGES SET FORTH ABOVE. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.


                                        An investor would pay the following        An investor would pay the following
                                         expenses on a $1,000 investment,       expenses on the same investment, assuming
                                     assuming (1) 5.00% annual return and       the same annual return and no redemptions:
                                    (2) redemption at the end of each time
                                                      period:

                                           1 Year               3 Years                1 Year               3 Years
                                           ------               -------                ------               -------
High Growth Portfolio
      Class A                               $65                    $95                     $65                    $95
      Class B                                73                    101                      23                     71

Growth Portfolio
      Class A                               $64                    $94                     $64                    $94
      Class B                                72                     99                      22                     69

Balanced Portfolio
      Class A                               $63                    $92                     $63                    $92
      Class B                                72                     97                      22                     67

Conservative Portfolio
      Class A                               $58                    $86                     $58                    $86
      Class B                                64                     88                      19                     58

Income Portfolio
      Class A                               $58                    $84                     $58                    $84
      Class B                                63                     87                      18                     57

Why Invest in the Concert Series?

         The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification. The Portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including IRAs, 401(k) corporate employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

         The Concert Series will be managed so that each Portfolio can serve as a complete investment program or as a core part of a larger portfolio.
Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is determined by SBMFM according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

Investment Objectives and Management Policies

         The Concert Series is an open-end, non-diversified, management investment company that currently offers five managed investment portfolios. Each Portfolio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agreements. Initially, each Portfolio will invest in the Underlying Smith Barney Funds listed below.

         A portfolio management committee consisting of senior investment professionals of SBMFM allocates investments for each Portfolio among Underlying Smith Barney Funds based on the outlook of SBMFM, each Portfolio's investment manager, for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Concert Series which designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         The High Growth Portfolio's investment objective is to seek capital appreciation. The Growth Portfolio's investment objective is to seek long-term growth of capital. The Balanced Portfolio's investment objective is to seek a balance of growth of capital and income. The Conservative Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital. The Income Portfolio's investment objective is to seek high current income. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

         In investing in Underlying Smith Barney Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Portfolio:


                          Equity/Fixed Income Fund Range (Percent of Each Portfolio's Net Assets)
                          -----------------------------------------------------------------------
         High Growth Portfolio                                 Growth Portfolio
         ---------------------                                 ----------------

         Type of Fund        Target       Range                Type of Fund         Target       Range
         ------------        ------       -----                ------------         ------       -----
         Equity                90%        80%-100%             Equity                 70%        60%-80%
         Fixed Income          10%         0%-20%              Fixed Income           30%        20%-40%

         Balanced Portfolio                                   Conservative Portfolio
         ------------------                                   ----------------------

         Type of Fund        Target      Range                Type of Fund           Target       Range
         ------------        ------      -----                ------------           ------       -----
         Equity                50%       40%-60%              Equity                  30%        20%-40%
         Fixed Income          50%       40%-60%              Fixed Income            70%        60%-80%


                                                        Income Portfolio
                                                        ----------------
                                    Type of Fund              Target            Range
                                    ------------              ------            -----
                                    Equity                      10%              0%-20%
                                    Fixed Income                90%             80%-100%



         The Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.



                     Investment Range (Percent of Each Portfolio's Net Assets)
                     ---------------------------------------------------------


                                               High Growth     Growth       Balanced     Conservative      Income
Underlying Smith Barney Fund                    Portfolio     Portfolio     Portfolio      Portfolio       Portfolio
----------------------------                   -----------    ---------     ---------    ------------      ---------

Smith Barney Aggressive Growth Fund Inc.          10-30%          0-15%         --             --            --
Smith Barney Appreciation Fund Inc.                0-20%         10-30%         0-20%          --            --
Smith Barney Equity Funds:
     Smith Barney Growth and Income Fund           0-20%          0-20%         5-20%          --            --
Smith Barney Fundamental Value Fund Inc.           0-20%         10-30%         0-20%          --            --
Smith Barney Funds, Inc.:
     Equity Income Portfolio                       --             0-20%         5-20%         5-20%         0-15%
     Short-Term U.S. Treasury Securities           --             0-15%         5-20%         5-20%         5-30%
         Portfolio
Smith Barney Income Funds:
     Smith Barney High Income Fund                 0-20%          5-20%         0-15%         0-20%         0-20%
     Smith Barney Utilities Fund                   --             0-20%         5-20%         5-20%         0-15%
     Smith Barney Premium Total Return Fund        --             --            5-20%         5-25%         0-15%
     Smith Barney Convertible Fund                 --             --            5-20%         5-15%         0-15%
     Smith Barney Diversified Strategic            --             --            5-25%        10-30%        10-30%
         Income Fund
Smith Barney Investment Funds Inc.:
     Smith Barney Managed Growth Fund              0-20%         10-30%         0-15%          --            --
     Smith Barney Special Equities Fund           10-30%          0-15%         --             --            --
     Smith Barney Government Securities Fund       0-15%          0-20%         0-20%         5-20%        5-20%
     Smith Barney Investment Grade Bond Fund       0-15%          0-15%         --             --          0-15%
Smith Barney Managed Governments Fund Inc.         --             0-15%         5-20%         5-25%        5-30%
Smith Barney Money Funds, Inc.:                    0-20%          0-20%         0-25%         0-30%        0-30%
     Cash Portfolio
Smith Barney World Funds, Inc.:
     International Equity Portfolio               10-25%          5-20%         0-15%         0-10%        0-10%
     Emerging Markets Portfolio                    0-20%          --            --             --            --
     International Balanced Portfolio              0-15%          0-10%         0-10%         0-10%        0-10%
     Global Government Bond Portfolio              0-15%          0-15%         0-15%         0-20%        0-20%


         The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Underlying Smith Barney Funds selected are expected in combination to be appropriate for a Portfolios particular investment objective. If, as a result of appreciation or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable percentage limitations set forth above, SBMFM will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. The particular Underlying Smith Barney Funds in which each Portfolio may invest, the equity/fixed income fund targets and ranges and the investment ranges applicable to each Underlying Smith Barney Fund may be changed from time to time by the Concert Series' Board of Directors without the approval of the Portfolio's shareholders.

         Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Portfolio of Smith Barney Money Funds Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

         For information about the investment objectives of each of the Underlying Smith Barney Funds and investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds", the Appendix to this Prospectus, the Statement of Additional Information and the prospectus for each of the Underlying Smith Barney Funds.

Risk Factors and Special Considerations

         NON-DIVERSIFIED INVESTMENT COMPANY. The Concert Series is a "nondiversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Government Bond Portfolio, the International Balanced Portfolio and the Emerging Markets Portfolio). The Concert Series intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

         INVESTING IN UNDERLYING SMITH BARNEY FUNDS. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by SBMFM. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

         AFFILIATED PERSONS. The officers and directors of the Concert Series and SBMFM, the investment manager of the Portfolios, presently serve as officers and directors and investment adviser, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Smith Barney Funds.

         INVESTMENT PRACTICES OF UNDERLYING SMITH BARNEY FUNDS. In addition to their principal investments, certain Underlying Smith Barney Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

         HIGH YIELD SECURITIES. Each of the Portfolios also may invest in an Underlying Smith Barney Fund which invests primarily in high yield, high risk securities, commonly referred to as junk bonds. As a result, the Portfolios may be subject to some of the risks resulting from high yield investing.

Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Portfolios will consider whether to increase or decrease their investment in the affected Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these investment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Underlying Smith Barney Fund.

         CONCENTRATION. Each Portfolio other than the High Growth Portfolio may invest in an Underlying Smith Barney Fund that concentrates its investments in the utilities industry. Under certain unusual circumstances, this could result in those Portfolios being indirectly concentrated in this industry. If this were to occur, the relevant Portfolios would consider whether to maintain or change its investment in that Underlying Smith Barney Fund.

         MARKET AND ECONOMIC FACTORS. The Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

Portfolio Turnover

         Each Portfolio's turnover rate is not expected to exceed 25% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

         The turnover rates of the Underlying Smith Barney Funds have ranged from 16% to 292% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

Investment Restrictions

         In addition to the investment objectives of each Portfolio, the Concert Series has adopted restrictions with respect to each Portfolio that may not be changed without approval of a majority of the Portfolio's outstanding shares. The fundamental investment restrictions imposed by the Concert Series prohibit each Portfolio from, among other things: (i) borrowing money except from banks for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) making loans to others, except through the purchase of portfolio securities consistent with its investment objective and policies and repurchase agreements.

         Certain other investment restrictions, including fundamental restrictions as well as restrictions that may be changed without a shareholder vote, adopted by the Concert Series are described in the Statement of Additional Information. Investment restrictions of the Underlying Smith Barney Funds in which the Portfolios invest may be more restrictive than those adopted by the Concert Series.

Description of Underlying Smith Barney Funds

         The following is a concise description of the investment objectives and practices for each of the Underlying Smith Barney Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Underlying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

         EQUITY FUNDS THE FOLLOWING UNDERLYING SMITH BARNEY FUNDS ARE FUNDS THAT INVEST PRIMARILY IN EQUITY SECURITIES.

         SMITH BARNEY AGGRESSIVE GROWTH FUND INC. seeks capital appreciation by investing primarily in common stock of companies the Fund's investment adviser believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index which measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility companies and 40 financial issues. SBMFM focuses its stock election for the Fund on a diversified group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technologies, techniques, products or services or cost-reducing measures, and may be affected by changes in management, capitalization or asset deployment, government regulations or other external circumstances.

         Although SBMFM anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may invest in convertible securities, preferred stocks, securities of foreign issuers, warrants and restricted securities. The Fund also is authorized to borrow up to 33-1/3% of its total assets less liabilities for leveraging purposes. Securities of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above average risk.

         SMITH BARNEY APPRECIATION FUND INC. SEEKS LONG-TERM APPRECIATION OF shareholders' capital. The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) which are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. Typically, the Fund invests in middle- and larger-sized companies, though it does invest in smaller companies whose securities may reasonably be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

         SMITH BARNEY FUNDAMENTAL VALUE FUND INC.'S investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of common stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities which are undervalued in the marketplace and, accordingly, have above-average potential for capital growth. In general, the Fund invests in securities of companies which are temporarily unpopular among investors but which SBMFM regards as possessing favorable prospects for earnings growth and/or improvements in the value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

         SMITH BARNEY SPECIAL EQUITIES FUND, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities which are convertible into or exchangeable for such stocks, including warrants) which SBMFM believes to have superior appreciation potential. The Fund invests primarily in equity securities of secondary growth companies, generally not within the S&P 500, as identified by SBMFM. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies which appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new technology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The

Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose market capitalization is under $100 million. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers.

         SMITH BARNEY MANAGED GROWTH FUND, an investment portfolio of Smith Barney Investment Funds Inc., has as its investment objective long term growth of capital. The Fund attempts to achieve its objective by investing primarily in undervalued or out of favor common stock and other securities, including debt securities which are convertible into common stock and which are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfolio will primarily consist of these securities, the Fund may also invest in preferred stocks and warrants when SBMFM perceives an opportunity for capital growth from such securities.

         The EQUITY INCOME PORTFOLIO, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primarily in common stocks offering a current return from dividends and will also normally include some interest-paying debt obligations (such as U.S. government obligations, investment grade bonds and debentures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the Fund's custodian) and may also purchase preferred stocks and convertible securities. Temporary defensive investments or a higher percentage of debt securities may be held when deemed advisable by SBMFM, the Fund's adviser. In the selection of common stock investments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in sponsored ADRs representing shares in foreign securities that are traded in U.S. securities markets.

         SMITH BARNEY GROWTH AND INCOME FUND, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth and income by investing in income producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. Consistent with data used in developing and maintaining quantitative investment criteria developed by SBMFM to evaluate investment decisions, the Fund expects to invest primarily in domestic companies of varying sizes, generally with capitalizations exceeding $250 million in a wide range of industries. The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depository Receipts. Under normal market conditions, the Fund will invest substantially all, but not less than, 65% of its assets in equity securities. The Fund may invest the remainder of its assets in high grade money market instruments in order to develop income, as well as in corporate bonds and mortgage related securities that are rated investment grade or are deemed by SMBFM to be of comparable quality and in U.S. government securities.

         SMITH BARNEY PREMIUM TOTAL RETURN FUND, an investment portfolio of Smith Barney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds which may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt securities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

         The EMERGING MARKETS PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets through a portfolio invested primarily in securities of emerging country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convertible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high potential for capital appreciation, especially in countries where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom, Sweden, Norway, Finland, Denmark, Holland, Germany, Switzerland, Belgium, France, Italy, Spain and Japan. The Fund is a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

         The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. The Fund also may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

         The INTERNATIONAL EQUITY PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets which may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund may borrow up to 25% of the value of its assets for investment purposes, which involves certain risk considerations.

         The Fund will generally invest it assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

         FIXED INCOME FUNDS THE FOLLOWING UNDERLYING SMITH BARNEY FUNDS INVEST PRIMARILY IN FIXED INCOME SECURITIES AND INCLUDES THE MONEY MARKET FUND IN WHICH EACH PORTFOLIO MAY INVEST AND WHICH SERVES AS THE CASH RESERVE PORTION OF EACH PORTFOLIO.

         SMITH BARNEY HIGH INCOME FUND, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, SBMFM may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that SBMFM deems of comparable quality. However, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when SBMFM believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

         SMITH BARNEY INVESTMENT GRADE BOND FUND, an investment portfolio of Smith Barney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capital. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securities: corporate bonds rated Baa or better by Moody's or BBB or better by S&P; U.S. government securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion; and high-yielding common stocks and warrants. A reduction in the rating of a security does not require the sale of the security by the Fund.

         SMITH BARNEY GOVERNMENT SECURITIES FUND, an investment portfolio of Smith Barney Investment Funds Inc., seeks high current return by investing in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities (including, without limitation, Treasury bills and bonds, mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its portfolio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. government securities (including futures contracts and options thereon and options relating to U.S. government securities).

         The SHORT-TERM U.S. TREASURY PORTFOLIO, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. Government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approximately three years. Pending direct investment in U.S. Treasury debt securities, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions.

         SMITH BARNEY MANAGED GOVERNMENTS FUND INC. seeks high current income consistent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mortgage-backed securities issued or guaranteed by GNMA, the Federal National Mortgage Association ("FNMA") and FHLMC. Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermediate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repurchase agreements with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

         SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through investment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by Greenwich Street Advisors (a division of SBMFM) based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securities among which the Fund's assets will be primarily allocated are: obligations issued or guaranteed as to principal and interest by the United States government; mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corporate securities; and foreign government securities. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

         Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent investment quality as determined by Greenwich Street Advisors. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by Greenwich Street Advisors to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

         In general, the Fund may invest in debt securities issued by foreign governments or any of their political subdivisions that are considered stable by Global Capital Management, the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

         The GLOBAL GOVERNMENT BOND PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denominated in various currencies, including U.S. dollars, or in multinational currency units, such as the European Currency Unit. Except with respect to government securities of less developed countries, the Fund invests in foreign government securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of the investment adviser.

         Under normal circumstances the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of U.S. or foreign corporations and financial institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of comparable quality.

         The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industrialized countries) which the investment adviser believes to pose limited credit risks. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Germany. Investments may be made from time to time in government securities of less developed countries (i.e., Argentina, Brazil, Chile, Mexico and Venezuela). Historical experience indicates that markets of less developed countries have been more volatile than the markets of developed countries. The investment adviser does not intend to invest more than 10% of the Fund's total assets in government securities of less developed countries and will not invest more than 5% of its assets in the government securities of any one such country. Such investments will be made only in investment grade securities (rated at least Baa by Moody's or BBB by S&P), or if unrated, securities which are judged to be of comparable quality by the investment adviser. Under normal market conditions the Portfolio invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Portfolio's total assets.

         The CASH PORTFOLIO is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Cash Portfolio may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obligations and related repurchase agreements.
The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

         The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

         The Fund's investments will be limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs", securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch.

         FOR PURPOSES OF THE EQUITY/FIXED INCOME FUND ALLOCATION TARGETS AND RANGES APPLICABLE TO EACH PORTFOLIO (SEE PAGE 12 ABOVE), EACH OF THE FOLLOWING UNDERLYING SMITH BARNEY FUND, IS CONSIDERED TO BE AN EQUITY FUND WITH RESPECT TO 50% OF A PORTFOLIO'S INVESTMENT IN SUCH FUND AND AN INCOME FUND WITH RESPECT TO THE REMAINING 50% OF SUCH PORTFOLIO'S INVESTMENT.

         The SMITH BARNEY CONVERTIBLE FUND an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exercise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by SMBFM to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock and, for temporary defensive purposes, may invest in these securities without limitation.

         The SMITH BARNEY UTILITIES FUND, an investment portfolio of Smith Barney Income Funds, seeks current income by investing in equity and debt securities of companies in the utility industry. Long-term capital appreciation is a secondary objective of the Fund. The utility industries are deemed to be comprised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. The Fund will invest primarily in utility equity and debt securities that have a high expected rate of return as determined by SBMFM. Under normal market conditions, the Fund will invest at least 65% of its assets in such securities. The Fund may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Fund's investment objectives. The Fund will invest in investment grade debt securities, but may invest up to 10% of its assets in securities rated BB or B by S&P or Ba or B by Moody's whenever SBMFM believes that the incremental yield on such securities is advantageous to the Fund in comparison to the additional risk involved.

         The INTERNATIONAL BALANCED PORTFOLIO, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal market conditions, the Fund will invest its assets in an international portfolio of equity securities (consisting of dividend and non-dividend paying common stocks, preferred stocks, convertible securities, ADRs and rights and warrants to such securities) and debt securities (consisting of corporate debt securities, sovereign debt instruments issued by governments or governmental entities, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on SBMFM's views on current market and economic conditions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percent of amount of the Fund's assets which may be invested for growth or income.

         The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries outside of the U.S. The Fund will invest in a broad range of industries and sectors and will mainly invest in securities issued by companies with market capitalization of at least $50,000,000. The Fund may invest in companies organized or governments located in any area of the world. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of companies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

         The debt securities in which the Portfolio expects to invest will generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated as investment grade (or deemed by SBMFM to be of comparable quality) at the time of purchase. Debt securities of emerging market counties may be rated below investment grade and could include securities that are in default as to payments of principal or interest. Up to 25% of the total assets of the Portfolio may be invested in securities of emerging market countries.

Performance of Underlying Smith Barney Funds

         The following chart shows the average annual total returns for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1995.



                                               Assets of all
                                               Classes as of                                               30-Day Yield
                                                December 31,         Average Annual Total Returns           for period
                                   Inception        1995            (through December 31 , 1995)              ended
    Underlying Smith Barney Fund      Date       ($ 000's)                                                December 31, 1995
    ----------------------------   ---------   -------------        -----------------------------         -----------------
                                                               One Year      Five Years     Ten Years
                                                               --------      ----------     ---------
    Smith Barney Aggressive         10/24/83       525,528        28.94         17.40         15.70          N/A
       Growth Fund Inc.
    Smith Barney Appreciation       03/10/70     3,024,628        22.74         12.18         12.81          N/A
       Fund Inc.
    Smith Barney Growth and         11/06/92       218,807        24.36          -             -             N/A
       Income Fund
    Smith Barney Fundamental        11/12/81       987,935        21.48         17.38         12.12          N/A
       Value Fund Inc.
    Equity Income Portfolio         01/01/72       747,520        26.40         13.82         11.59          N/A
    Short-Term U.S. Treasury        11/11/91       106,902        13.16          -             -             4.69
       Securities Portfolio
    Smith Barney High Income Fund   09/02/86       888,802        13.03         16.35          -             7.83
    Smith Barney Utilities Fund     03/28/88     1,958,317        25.89         11.19          -             N/A
    Smith Barney Premium Total      09/16/85     2,380,777        16.84         15.02         12.30          N/A
       Return Fund
    Smith Barney Convertible Fund   09/02/86        82,137        15.82         12.30          -             2.83
    Smith Barney Diversified        12/28/89     2,627,676        10.57          9.45          -             8.48
       Strategic Income Fund
    Smith Barney Managed Growth     06/30/95       507,097         -             -             -             N/A
       Fund
    Smith Barney Special            12/13/82       342,704        57.30         25.87         11.76          N/A
       Equities Fund
    Smith Barney Government         03/20/84       606,406         8.71          8.06          7.65          6.00
       Securities Fund
    Smith Barney Investment         01/04/82       519,566        30.56         13.78         10.93          5.71
       Grade Bond Fund
    Smith Barney Managed            09/04/84       644,202         8.76          7.52          7.72          6.27
       Governments Fund Inc.
    International Equity            02/18/86     1,049,624        (2.59)        13.44          -             N/A
       Portfolio
    Emerging Markets Portfolio      05/11/95        16,972         -             -             -             N/A
    International Balanced          08/25/94        25,245         8.90          -             -             N/A
       Portfolio
    Global Government Bond          07/22/91       158,962        10.17          -             -             5.50
       Portfolio


         For the seven-day period ended December 31, 1995, the yield for the Cash Portfolio of Smith Barney Money Funds Inc. was 5.16% and the effective yield was 5.30%.

         The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert
Series.

Investment Policies And Strategies Of The Underlying Smith Barney Funds

         In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment policies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Underlying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such policies.

         SECURITIES OF NON-U.S. ISSUERS. The Portfolios will each invest in certain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve some special risks such as fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, repatriation, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

         OPTIONS AND FUTURES. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a predetermined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets;

to adjust the portfolio's duration; to enhance income; and to protect the value of the portfolio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return. The Concert Series could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

         DEBT SECURITIES. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities held by the Funds.
The market value of the fixed-income obligations in which the Underlying Smith Barney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

         Certain of the Underlying Smith Barney Funds may invest only in high-quality, high-grade or investment-grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rates in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A) or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

         Certain Underlying Smith Barney Funds may invest in securities which are related below investment-grade; that is rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Information for additional information on the bond ratings by Moody's and S&P.

Valuation of Shares

         Each Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.

Dividends, Distributions and Taxes

Dividends and Distributions

         The Concert Series intends to declare monthly income dividends on shares of the Income Portfolio, quarterly income dividends on shares of the Conservative Portfolio and Balanced Portfolio and annually income dividends on shares of the High Growth Portfolio and the Growth Portfolio. In addition, the Concert Series intends to make annual distributions of capital gains, if any, on the shares of each Portfolio.

         If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

         Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net value as of the close of business on the payment date. A shareholder may change the option at any time by notifying the Sub-Transfer Agent.

         The per share dividends on Class B shares of each Portfolio may be lower than the per share dividends on Class A shares principally as a result of the distribution fee applicable with respect to Class B shares. Distributions of capital gains, if any, will be in the same amount of Class A and Class B shares.

Taxes

         Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code to be relieved of federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income, and deriving less than 30% of its gross income from the sale or other disposition of certain investments held for less than three months.

         Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of the same Portfolio, are taxable to shareholders of each Portfolio as ordinary income. A portion of each Portfolio's dividends may qualify for the dividends received deduction for corporations. Dividends and distributions declared by each Portfolio may also be subject to state and local taxes. Distributions out of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders as long-term capital gains. Information as to the tax status of dividends paid or deemed paid in each calendar year will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

Purchase of Shares

General

         Each Portfolio offers four Classes of Shares. However, only the Class A shares and Class B shares are being offered pursuant to this Prospectus. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Prospectus Summary-Alternative Purchase Agreements" for a discussion of factors to consider in selecting which Class of shares to purchase.

         Initial purchases of shares of each Portfolio of the Concert Series must be made through a PFS Investments Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to the Sub-Transfer Agent, 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent.

         Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a Portfolio. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in a Portfolio is $25. For each Portfolio's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors of the Concert Series, and their spouses and children. The Concert Series reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Sub-Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent.

         Purchase orders received by the Sub-Transfer Agent prior to the close of regular trading on the NYSE, on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day.

Systematic Investment Plan

         Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the Sub-Transfer Agent is authorized through preauthorized transfers of $50 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS or the Sub-Transfer Agent.

 Initial Sales Charge Alternative - Class A Shares

         The sales charges applicable to purchases of Class A shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are as follows:

                                                       Sales Charge
                                                       ------------
                                                                                                   Dealers'
                                                                                              Reallowance as %
                                        % of Offering                % of Amount                     of
Amount of Investment                        Price                      Invested                Offering Price
--------------------                    -------------                -----------               --------------
Less than $25,000                          5.00%                         5.26%                      4.50%

$25,000 - 49,999                           4.00                          4.17                       3.60

 50,000 - 99,999                           3.50                          3.63                       3.15

100,000 - 249,999                          3.00                          3.09                       2.70

250,000 - 499,999                          2.00                          2.04                       1.80

500,000 and over                              *                           *                           *






         The sales charges applicable to purchases of Class A shares of the Conservative Portfolio and the Income Portfolio are as follows:

                                                       Sales Charge
                                                       ------------
                                                                                                 Dealers'
                                                                                             Reallowance as %
                                        % of Offering                % of Amount                     of
Amount of Investment                        Price                      Invested                Offering Price
--------------------                    -------------                -----------             ----------------
Less than $25,000                            4.50%                       4.71%                      4.05%

$25,000 - 49,999                             4.00                        4.17                       3.60

 50,000 - 99,999                             3.50                        3.63                       3.15

100,000 - 249,999                            2.50                        2.56                       2.25

250,000 - 499,999                            1.50                        1.52                       1.35

500,000 and over                              *                           *                           *

---------------------------------
* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to PFS, which in turn, pays PFS Investments to compensate its Investments Representatives whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

         Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Concert Series as defined in the Securities Act of 1933, as amended.

Initial Sales Charge Waivers

         Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to Directors of the Concert Series and employees of Travelers and its subsidiaries, or to the spouse and children of such persons (including the surviving spouse of a deceased Director or employee, and retired Directors or employees), or sales to any trust, pension, profit-sharing or other benefit plan for such persons provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company in connection with the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Portfolio) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (d) accounts managed by registered investment advisory subsidiaries of Travelers; and (e) sales through PFS Investments Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, (ii) the shareholder paid an initial sales charge on such redeemed shares and (iii) the shares redeemed were not subject to a deferred sales charge. PFS Investments may pay its Investments Representatives an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Volume Discounts

         The "Amount of Investment" referred to in the sales charge table set forth above under "Initial Sales Charge Alternative - Class A Shares" includes the purchase of Class A shares in a Portfolio and of other funds sponsored by Smith Barney that are offered with a sales charge listed under "Exchange Privilege." A person eligible for a volume discount includes an individual; members of a family unit comprising a husband, wife and minor children; a trustee or other fiduciary purchasing for a single fiduciary account including pension, profit-sharing and other employee benefit trusts qualified under
Section 401(a) of the Code; or multiple custodial accounts where more than one beneficiary is involved if purchases are made by salary reduction and/or payroll deduction for qualified and nonqualified accounts and transmitted by a common employer entity. Employer entity for payroll deduction accounts may include trade and craft associations and any other similar organizations.

Letter of Intent

         Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of each Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a PFS Investments Representative to obtain a Letter of Intent application.

Deferred Sales Charge Alternatives

         CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (i) Class B shares and (ii) Class A shares which when combined with Class A shares offered with sales charge currently held by an investor equal or exceed $500,000 in the aggregate.

         Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

         Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


                                                               CDSC
                                               Applicable to High Growth Portfolio,                        CDSC
           Years Since Purchase              Growth Portfolio and Balanced Portfolio            Applicable to Conservative
             Payment Was Made                                                                 Portfolio and Income Portfolio
------------------------------------------- ------------------------------------------- -------------------------------------------
                  First                                        5.00%                                       4.50%
                  Second                                       4.00                                        4.00
                  Third                                        3.00                                        3.00
                  Fourth                                       2.00                                        2.00
                  Fifth                                        1.00                                        1.00
                  Sixth                                        0.00                                        0.00
                  Seventh                                      0.00                                        0.00
                  Eighth                                       0.00                                        0.00
=========================================== =========================================== ===========================================


         Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. Shareholders who held Class B shares of Smith Barney Shearson Short-Term World Income Fund (the "Short-Term World Income Fund") on July 15, 1994 and who subsequently exchange those shares for Class B shares of a Portfolio will be offered the opportunity to exchange all such Class B shares for Class A shares of such Portfolio four years after the date on which those shares were deemed to have been purchased. Holders of such Class B shares will be notified of the pending exchange in writing approximately 30 days before the fourth anniversary of the purchase date and, unless the exchange has been rejected in writing, the exchange will occur on or about the fourth anniversary date. See "Prospectus Summary Alternative Purchase Arrangements Class B Shares Conversion Feature."

         In determining the applicability of any CDSC or the conversion feature described above, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to PFS.

         To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of CDSC

         The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59;
(e) involuntary redemptions; and (f) redemptions of shares in connection with a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

         CDSC waivers will be granted subject to confirmation by PFS of the shareholder's status or holdings, as the case may be.

Exchange Privilege

         Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in any other Portfolio of the Concert Series, as well as in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchange of Class A and Class B shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge differential may apply.

         Fund Name
         ---------
            Smith Barney Appreciation Fund Inc.
            Smith Barney Growth Opportunity Fund
            Smith Barney Investment Grade Bond Fund
         *  Smith Barney Money Funds, Inc. - Cash Portfolio
         **Smith Barney Exchange Reserve Fund


--------------------
         * Available for exchange with Class A shares of the Portfolio. ** Available for exchange with Class B shares of the Portfolio.

         CLASS A EXCHANGES. Class A shares of Smith Barney Mutual Funds sold without a sales charge or with a maximum sales charge of less than the maximum charged by other Smith Barney Mutual Funds will be subject to the appropriate "sales charge differential" upon the exchange of such shares for Class A shares of a fund sold with a higher sales charge. The "sales charge differential" is limited to a percentage rate no greater than the excess of the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange over the sales charge rate(s) actually paid on the mutual fund shares relinquished in the exchange and on any predecessor of those shares. For purposes of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gain distributions are treated as having paid the same sales charges applicable to the shares on which the dividends or distributions were paid; however, if no sales charge was imposed upon the initial purchase of the shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange.

         CLASS B EXCHANGES. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by a Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

         ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. SBMFM may determine that a pattern of frequent exchange is excessive and contrary to the best interests of each Portfolio's other shareholders. In this event, SBMFM will notify PFS that the Portfolio and PFS may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination by the Fund, PFS will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

         Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. Each Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Redemption of Shares

         Shareholders may redeem for cash some or all of their shares of a Portfolio at any time by sending a written request in proper form directly to the Sub-Transfer Agent, PFS Shareholder Services, at 3100 Breckinridge Blvd, Bldg. 200, Duluth, Georgia 30199-0062. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

         As described under "Purchase of Shares," redemptions of Class B shares are subject to a CDSC.

         The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 45 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a saving and loan association; or a federal savings bank.

         Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

         A shareholder may utilize the Sub-Transfer Agent's FAX to redeem their account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the Sub-Transfer Agent at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach the Sub-Transfer Agent by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Portfolio's regular redemption procedure described above. Facsimile redemptions received by the Sub-Transfer Agent prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

         In all cases, the redemption price is the net asset value per share of the Portfolio next determined after the request for redemption is received in proper form by the Sub-Transfer Agent. Payment for shares redeemed will be made by check mailed within three days after acceptance by the Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check or draft, the Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

         After following the above-stated redemption guidelines, a shareholder(s) may elect to have the redemption proceeds wire-transferred directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account with no changes within the previous 45 days), as long as the bank account is registered in the same name(s) as the account with the Concert Series. If the proceeds are not to be wired to the bank account of record, or mailed to the registered owner(s), a signature guarantee will be required from all shareholder(s). A $25 service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire redemption. Redemption proceeds will normally be wired to the designated bank account on the next business day following the redemption, and should ordinarily be credited to your bank account by your bank within 48 to 72 hours.

Automatic Cash Withdrawal Plan

         Each Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

Minimum Account Size

         The Concert Series reserves the right to involuntarily liquidate any shareholder's account in a Portfolio if the aggregate net asset value of the shares held in that Portfolio account is less than $500. (If a shareholder has more than one account in a Portfolio, each account must satisfy the minimum account size.) The Series, however, will not redeem shares based solely on market reductions in net asset value. Before the Series exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

Performance

         From time to time a Portfolio may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. THESE FIGURES ARE COMPUTED SEPARATELY FOR CLASS A AND CLASS B SHARES OF EACH PORTFOLIO. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.
Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio's Class refers to the net investment income earned by investments in the Class over a 30-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Balanced Portfolio and the Conservative Portfolio calculate current dividend return for each of their Classes by dividing the current dividend by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Income Portfolio calculates current dividend return for each of its Classes by annualizing the most recent monthly distribution, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. Each Class' current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. Each Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

Management of the Concert Series

         Board Of Directors

         Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Series' directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Series also serve in similar positions with many of the Underlying Smith Barney Funds. Thus, if the interests of a Portfolio and the Underlying Smith Barney

Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the directors and officers of the Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The Directors of the Series believe they have structured each Portfolio to avoid these concerns. However, conceivably a situation could occur where proper action for the Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the Series, the affected Underlying Smith Barney Funds and SBMFM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Series to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns. The Statement of Additional Information contains background information regarding each Director and executive officer of the Concert Series.

         Investment Manager-SBMFM

         SBMFM, the investment manager to each Portfolio, is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. SBMFM (through its predecessor entities) has been in the investment counseling business since 1940. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients which had aggregate assets under management as of December 31, 1995 in excess of $71 billion. Subject to the supervision and direction of the Concert Series' Board of Directors, SBMFM will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The Directors of the Series will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. SBMFM also furnishes each Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Series. Under the Asset Allocation and Administration Agreement with each Portfolio, SBMFM has agreed to bear all expenses of the Concert Series other than the management fee, the fees payable pursuant to the Rule 12b-1 Plan and extraordinary expenses. For the services rendered and expenses borne, each Portfolio pays SBMFM a monthly fee at the annual rate of 0.35% of the value of its average daily net assets.

         SBMFM also serves as investment adviser to each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Smith Barney Premium Total Return Fund) and is responsible for the selection and management of each of the Underlying Smith Barney Fund's investments. SBSA, located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of SBMFM. SBSA renders investment advice to investment companies that had aggregate assets under management as of December 31, 1995 in excess of $2.9 billion.

         Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The management fee of each of the Underlying Smith Barney Funds in which the Portfolios may invest is calculated at the following percentage rate of the Fund's annual net assets:


Underlying Smith Barney Fund                                                            Management Fees
----------------------------
Smith Barney Aggressive Growth Fund Inc.                                                          0.80%
Smith Barney Appreciation Fund Inc.                                                               0.62%
Smith Barney Equity Funds
          Smith Barney Growth and Income Fund                                                     0.65%
Smith Barney Fundamental Value Fund Inc.                                                          0.75%
Smith Barney Funds, Inc.
          Equity Income Portfolio                                                                 0.58%
          Short-Term U.S. Treasury Securities Portfolio                                           0.45%
Smith Barney Income Funds
          Smith Barney High Income Fund                                                           0.70%
          Smith Barney Utilities Fund                                                             0.65%
          Smith Barney Premium Total Return Fund                                                  0.75%
          Smith Barney Convertible Fund                                                           0.70%
          Smith Barney Diversified Strategic Income Fund                                          0.63%
Smith Barney Investment Funds Inc.
          Smith Barney Managed Growth Fund                                                        0.85%
          Smith Barney Special Equities Fund                                                      0.75%
          Smith Barney Government Securities Fund                                                 0.55%
          Smith Barney Investment Grade Bond Fund                                                 0.65%
Smith Barney Managed Governments Fund Inc.                                                        0.65%
Smith Barney Money Funds Inc.
         Cash Portfolio                                                                           0.44%
Smith Barney World Funds, Inc.
         International Equity Portfolio                                                           0.85%
         Emerging Markets Portfolio                                                               1.00%
         International Balanced Portfolio                                                         0.85%
         Global Government Bond Portfolio                                                         0.75%


         Portfolio Management

         Thomas B. Stiles II, Chief Investment Officer of SBMFM, has primary responsibility for the day-to-day management of each Portfolio. Mr. Stiles, born in 1940, is Chairman and Chief Executive Officer of Greenwich Street Advisors, a division of SBMFM, and Managing Director of Smith Barney Inc. Certain managing directors of SBMFM will assist Mr. Stiles in managing the Portfolios.

Distributor

         PFS, located at 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30199-0062, distributes shares of each Portfolio as a principal underwriter and as such conducts a continuous offering pursuant to a best efforts arrangement requiring PFS to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by each Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), PFS is paid a service fee with respect to Class A and Class B shares of each Portfolio at the annual rate of 0.25% of the average daily net assets attributable to each Class. PFS is also paid a distribution fee with respect to Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio at the annual rate of 0.75% of the average daily net assets attributable to that Class. PFS is paid a distribution fee with respect to Class B shares of the Conservative Portfolio and the Income Portfolio at the annual rate of 0.50% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS, which in turn, pays PFS Investments to pay its Investments Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Investments Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

         The payments to PFS Investments Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Investments Representatives may receive different levels of compensation for selling different Classes of shares.

         PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of each Portfolio.

         Actual distribution expenses for Class B shares of each Portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each Portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carryforward amounts at a rate comparable to that paid by Smith Barney for bank borrowings. The Concert Series' Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by PFS, amounts received under the Plan and proceeds of the CDSC.

Additional Information

         The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series has an authorized capital of 3,000,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of five series of shares, each representing shares in one of five separate Portfolios and may authorize the issuance of additional series of shares in the future. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A and Class B shares of a Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Concert Series' Rule 12b-1 distribution plan which pertain to a particular Class. As described under "Voting" in the Statement of Additional Information, the Series ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Series' outstanding shares for the purpose of voting to remove directors, and the Concert Series will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and non-assessable when issued for payment as described in this Prospectus.

         On matters submitted for consideration by shareholders of any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

         PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 serves as custodian of the Portfolio's investments.

         First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

         PFS Shareholder Services is located at 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30199-0062 and serves as the Concert Series' Sub-Transfer Agent.

         The Concert Series does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call meeting for any purpose upon written request of shareholders holding at least 10% of the Concert Series' outstanding shares and the Concert Series will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Concert Series will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Portfolio or one Class of shares.

         The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securities held by the Series at the end of the period covered. In an effort to reduce the Series' printing and mailing costs, the Series plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Concert Series also plans to consolidate the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their account should contact the Sub-Transfer Agent.

Appendix

Descriptions of Certain Risks Related To Various Securities Invested In, And Investment Strategies Employed By, The Underlying Smith Barney Funds In Which The Portfolios May Invest

         REPURCHASE AGREEMENTS. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio of the Concert Series to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

         REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Barney Fund may decline below the repurchase price of the securities.

         LENDING OF PORTFOLIO SECURITIES. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Underlying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

         WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

         NON-DIVERSIFIED FUNDS. Certain of the Underlying Smith Barney Funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such Underlying Smith Barney Funds are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, such Funds may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

         SECURITIES OF UNSEASONED ISSUERS. Securities in which certain of the Underlying Smith Barney Funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

         CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

         Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

         SECURITIES OF DEVELOPING COUNTRIES. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.
Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

         SOVEREIGN DEBT OBLIGATIONS. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. government.

         RESTRICTIONS ON FOREIGN INVESTMENT. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

         Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an Underlying Smith Barney Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

         MORTGAGE-RELATED SECURITIES. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying Smith Barney Fund's net assets could be adversely affected.

         SHORT SALES. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

         FORWARD ROLL TRANSACTIONS. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

         LEVERAGE. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an Underlying Smith Barney Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund's shares in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Underlying Smith Barney Fund.

         FLOATING AND VARIABLE RATE INCOME SECURITIES. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

         ZERO COUPON, DISCOUNT AND PAYMENT-IN-KIND SECURITIES. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

         PREMIUM SECURITIES. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

         YANKEE BONDS. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

         SWAP AGREEMENTS. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

         INDEXED SECURITIES. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

         INVESTMENT IN UTILITY SECURITIES. The Smith Barney Utilities Fund is particularly subject to risks that are inherent to the utility industries, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resales, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Smith Barney Utilities Fund may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

         Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Smith Barney Utilities Fund have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

0041220.03




Smith Barney
Concert Series Inc.
388 Greenwich Street
New York, New York 10013
(212) 723-9218

Statement of Additional Information                           January __, 1996

         This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Concert Series Inc. (the "Concert Series ") dated ___________ __, 1996, as amended or supplemented from time to time (collectively the "Prospectus"), and should be read in conjunction with the Concert Series' Prospectus. The Concert Series currently offers five investment portfolios (individually, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio seeks to achieve its objective by investing in a number of Underlying Smith Barney Funds, which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Smith Barney Mutual Funds Management Inc. ("SBMFM") or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. The Portfolios may also invest in repurchase agreements. The Concert Series' Prospectus may be obtained from a Smith Barney Financial Consultant or an Investments Representative of PFS Investments, Inc., or by writing or calling the Company at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS

For ease of reference, the same section headings are used in the Prospectus and this Statement of Additional Information, except where shown below:

                                                                                             Page
Management Of The Concert Series..............................................................2
Investment Objectives And Management Policies.................................................5
Purchase Of Shares...........................................................................25
Redemption Of Shares.........................................................................26
Distributors.................................................................................27
Valuation Of Shares..........................................................................29
Exchange Privilege...........................................................................29
IRA And Other Prototype Plans................................................................30
Performance..................................................................................32
Taxes (See In The Prospectus "Dividends, Distributions And Taxes")...........................33
Voting (See In The Prospectus "Additional Information")......................................36
Additional Information.......................................................................37
Financial Statement..........................................................................37
Appendix - Ratings Of Debt Obligations......................................................A-1

0041220.03
MANAGEMENT OF THE CONCERT SERIES

The executive officers of the Concert Series are employees of certain of the organizations that provide services to the Concert Series. These organizations are the following:

Name                                                          Service
----                                                          -------
Smith Barney and PFS Distributors, Inc. ("PFS")............Distributors

SBMFM......................................................Investment Manager

PNC Bank, National Association
  ("PNC Bank").............................................Custodian

First Data Investor Services Group, Inc.
  ("First Data"), a subsidiary of First
  Data Corporation.........................................Transfer Agent

PFS Shareholder Services (the "Sub-Transfer Agent")........Sub-Transfer Agent

These organizations and the functions they perform for the Concert
Series are discussed in the Prospectus and in this Statement of Additional Information.

Directors and Executive Officers of the Concert Series

The names of the Directors and executive officers of the Concert Series, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Concert Series, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

         Walter E. Auch, Director (Age 73). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P. His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

         Martin Brody, Director (Age 73). Vice Chairman of the Board of Restaurant Associates Industries, Inc.; prior to April 1990, Chairman of the Board of Restaurant Associates Industries, Inc. His address is c/o HNK Associates, Three ADP Boulevard, Roseland, New Jersey 07068.

         H. John Ellis, Jr., Director (Age 67). Prior to 1992, Executive Vice President of the Consulting Services Division of Shearson Lehman Brothers.
His address is 222 Delaware Avenue, Wilmington, Delaware 19801.

         Stephen E. Kaufman, Director (Age 63). Attorney. His address is 277 Park Avenue, New York, New York 10017.


      112--



         Armon E. Kamesar, Director (Age 67). Chairman of TEC, an international organization of Chief Executive Officers; Trustee, U.S. Bankruptcy Court. His address is 7328 Country Club Drive, LaJoila, CA 92037.

         *Heath B. McLendon, Chairman of the Board (Age 63). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President of SBMFM; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers"), Vice Chairman of Asset Management Division of Shearson Lehman Brothers. Mr. McLendon also serves as director or trustee of 42 other mutual funds of the Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

         Madelon DeVoe Talley, Director (Age 62). Author. Governor-at-large of the National Association of Securities Dealers, Inc. Her address is 876 Park Avenue, New York, New York 10021.

         Jessica M. Bibliowicz, President (Age 35). Executive Vice President of Smith Barney; prior to 1994, Director of Sales and Marketing for Prudential Mutual Funds; prior to 1990, First Vice President, Asset Management Division of Shearson Lehman Brothers. Ms. Bibliowicz also serves as President of 42 other mutual funds of the Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

         Lewis E. Daidone, Senior Vice President and Treasurer (Age 37). Managing Director of Smith Barney; Chief Financial Officer of Smith Barney Mutual Funds; Director and Senior Vice President of SBMFM. Mr. Daidone also serves as Senior Vice President and Treasurer of 42 other mutual funds of the Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

         Christina T. Sydor, Secretary (Age 44). Managing Director of Smith Barney; General Counsel and Secretary of SBMFM. Ms. Sydor also serves as Secretary of __ other mutual funds of the Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

         No officer, director or employee of Smith Barney, PFS or any of their affiliates will receive any compensation from the Concert Series for serving as an officer or Director of the Concert Series. The Concert Series pays each Director who is not an officer, director or employee of Smith Barney, PFS or any of their affiliates a fee of $5,000 per annum plus
$100 per Portfolio per meeting attended and reimburses travel and out-of-pocket expenses.



         The following table shows the estimated compensation to be provided to the directors during the first fiscal year of the Concert Series by the Concert Series and compensation paid to such directors during the 1995 calendar year by other Smith Barney Mutual Funds:



                                Compensation Table
--------------------------- ----------------- -------------------- ------------------- ------------------------ ---------------
           (1)                    (2)                 (3)                 (4)                    (5)                 (6)


                                                  Pension or                             Total Compensation
                               Aggregate          Retirement        Estimated Annual     From Concert Series      Number of
                              Compensation     Benefits Accrued      Benefits Upon     and other Smith Barney   Funds Serving
 Name of Person, Position     From Concert    As Part of Concert       Retirement       Mutual Funds Paid to     as Director
                                 Series         Series Expenses                               Directors
--------------------------- ----------------- -------------------- ------------------- ------------------------ ---------------
Heath B. McLendon                 None               None                 None                  None                  42
Walter Auch                      $7,000              None                 None                $ 19,500                 2
Martin Brody                     $7,000              None                 None                $103,625                15
H. John Ellis                    $7,000              None                 None                  None                   1
Armon E. Kamesar                 $7,000              None                 None                $ 19,500                 1
Stephen E. Kaufman               $7,000              None                 None                $ 83,600                10
Madelon DeVoe Talley             $7,000              None                 None                 $ 63,500                3


Investment Manager - SBMFM

SBMFM acts as investment manager to each Portfolio pursuant to separate asset allocation and administration agreements (the "Asset Allocation and Administration Agreements"). SBMFM is a wholly owned subsidiary of Smith Barney Holdings ("Holdings") and Holdings is a wholly
owned subsidiary of The Travelers Group  Inc.  ("Travelers").   The Asset
Allocation and Administration Agreements with respect to each Portfolio were approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Concert Series or SBMFM (the "Independent Directors"), on December 14, 1995 and by the initial shareholder of the respective Portfolios on January __, 1996. Pursuant to the Asset Allocation and Administration Agreements, SBMFM will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objectives and policies of each Portfolio set forth in the Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). In addition to such services, SBMFM pays the salaries of all officers and employees who are employed by both it and the Concert Series, maintains office facilities for the Concert Series, furnishes the Concert Series with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Concert Series and each Portfolio, prepares reports to each Portfolio's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBMFM provides investment advisory and management services to investment companies affiliated with Smith Barney.

         The management fee for each Portfolio is calculated at the annual rate of 0.35% of the Portfolio's average daily net assets. Under the Asset Allocation and Administration Agreements, SBMFM has agreed to bear all expenses incurred in the operation of each Portfolio other than the management fee, the fees payable pursuant to the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses. Such expenses include taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or
SBMFM; SEC fees and state Blue Sky  qualification fees;  charges of custodians; transfer and dividend  disbursing  agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of
the prospectus   for regulatory purposes  and  for   distribution   to
existing shareholders; cost of shareholders' reports and shareholder meetings and meetings of the officers or Board of Directors of the Concert Series.


Counsel and Auditors


Willkie Farr & Gallagher serves as legal counsel to the Concert Series. The Directors who are not "interested persons" of the Concert Series have selected Stroock & Stroock & Lavan as their legal counsel.

         KPMG Peat Marwick LLP, independent accountants, 345 Park Avenue, New York, New York 10154, have been selected as auditors for the Concert Series and will render an opinion on the Concert Series' financial statements annually.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectus discusses the investment objectives of the Portfolios and each of the Underlying Smith Barney Funds in which the Portfolios may invest, as well as the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Underlying Smith Barney Funds may invest (and repurchase agreements in which the Portfolios and/or the Underlying Smith Barney Funds may invest), the investment policies and portfolio strategies the Underlying Smith Barney Funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the Portfolios or the Underlying Smith Barney Funds will be achieved.

         The Articles of Incorporation of the Concert Series permit the Board of Directors to establish additional Portfolios of the Concert Series from time to time. The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Board of Directors at the time such Portfolios were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

         MONEY MARKET INSTRUMENTS. Each of the Underlying Smith Barney Funds may invest in certain types of money market instruments which may include: U.S. government securities; certificate of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

         U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio or an Underlying Smith Barney Fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio or the Fund, as the case may be.

         BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an Underlying Smith Barney Fund, depending upon the principal amount of certificates of deposit ("CDs") of each held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

         Obligations of foreign branches of U.S. banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches  of U.S.  banks  are not  necessarily  subject  to the same or  similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Underlying Smith Barney Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

         REPURCHASE AGREEMENTS. The Portfolios and the Underlying Smith Barney Funds may purchase securities and concurrently enter into repurchase agreements with certain member banks which are the issuers of instruments acceptable for purchase by the Portfolio or the Fund, as the case may be, and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers.
Repurchase agreements are contracts under which they buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio's or a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio or Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

         WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To secure an advantageous price or yield, certain of the Underlying Smith Barney Funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an Underlying Smith Barney Fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

         U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

         In the case of the purchase by an Underlying Smith Barney Fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued or delayed-delivery commitments will be established at the Fund's custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund involved. On the settlement date, a Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the Fund's payment obligations).

         LENDING OF PORTFOLIO SECURITIES. Certain of the Underlying Smith Barney Funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend portfolio securities to Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an Underlying Smith Barney Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the Fund and is acting as a "finder."

         By lending its securities, an Underlying Smith Barney Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each Underlying Smith Barney Fund's investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

         OPTIONS ON SECURITIES. Certain of the Underlying Smith Barney Funds may engage in transactions in options on securities, which, depending on the Fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

         The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain Underlying Smith Barney Funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by an Underlying Smith Barney Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money" and "out-of-the-money," respectively. An Underlying Smith Barney Fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the obligation of an Underlying Smith Barney Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an Underlying Smith Barney Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

         Certain Underlying Smith Barney Funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "Knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "Knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

         An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain Underlying Smith Barney Funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

         An Underlying Smith Barney Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

         Although an Underlying Smith Barney Fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain of the facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Underlying Smith Barney Funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

         In the case of options written by an Underlying Smith Barney Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, an Underlying Smith Barney Fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

         Additional risks exist with respect to certain of the U.S. government securities for which an Underlying Smith Barney Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

         STOCK INDEX OPTIONS. Certain of the Underlying Smith Barney Funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

         An Underlying Smith Barney Fund will engage in stock index options transactions only when determined by its adviser to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

         MORTGAGE-RELATED SECURITIES. The average maturity of pass-through pools of mortgage related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

         Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed up by the full faith and credit of the U.S. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

         Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the Underlying Smith Barney Funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

         CURRENCY TRANSACTIONS. Certain of the Underlying Smith Barney Funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An Underlying Smith Barney Fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Certain Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, certain Funds may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, certain Funds may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

         Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivable or payables of the Fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain Underlying Smith Barney Funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a Fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract;
(c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the Fund cash or readily marketable securities in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

         At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

         If a devaluation is generally anticipated a Fund may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

         FOREIGN CURRENCY OPTIONS. Certain Underlying Smith Barney Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

         An Underlying Smith Barney Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

         FOREIGN GOVERNMENT SECURITIES. Among the foreign government securities in which certain Underlying Smith Barney Funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

         RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organization ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used the by Underlying Smith Barney Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a Fund, but the Fund's adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         FUTURES CONTRACTS. The purpose of the acquisition or sale of a futures contract by a Fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund.

         Certain of the Underlying Smith Barney Funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund and not for purposes of speculation. However, the International Equity Portfolio and the International Balanced Portfolio may also enter into futures transactions for non-hedging purposes, subject to applicable law. The ability of the Funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code"), applicable to a regulated investment company.

         No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

         There is no assurance that an active market will exist for future contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         If a Fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the Fund has anticipated, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

         OPTIONS ON FUTURES CONTRACTS. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contracted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund investing in the options.

         Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a Fund's adviser as to anticipate trends in interest rates and currency values, as the case may be, which could price to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

         FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since certain Underlying Smith Barney Funds will be investing in securities denominated in currencies other than the U.S. dollar, and since certain Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the Fund.

         The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extend of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

         Securities held by an Underlying Smith Barney Fund may not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain Underlying Smith Barney Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

         Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

         The interest payable on a Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of a Fund can be expected to be higher than that of an investment company investing exclusively in the U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

         SHORT SALES. Certain of the Underlying Smith Barney Funds may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

         When a Fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

         SHORT SALES AGAINST THE BOX. Certain of the Underlying Smith Barney Funds may enter into a short sale of common stock such that when the short position is open the Fund involved owns an equal amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the Fund delivers the convertible securities to close out its short position. Although prior to delivery a Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

         SWAP AGREEMENTS. Among the hedging transactions into which certain Underlying Smith Barney Funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

         Certain Underlying Smith Barney Funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted but, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investments adviser and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfied the requirements of the 1940 Act. [The Funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.] If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         New options and futures contracts and various combinations thereof continue to be developed and certain Underlying Smith Barney Funds may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

         RESTRICTED SECURITIES. Certain of the Underlying Smith Barney Funds may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are no subject to restrictions on resale.

         REVERSE REPURCHASE AGREEMENTS. Certain Underlying Smith Barney Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument held by an Underlying Smith Barney Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         An Underlying Smith Barney Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller.

         Certain Underlying Smith Barney Funds may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account with the Fund's custodian consisting of U.S. government securities, cash or cash equivalents.

         LEVERAGING. Certain of the Underlying Smith Barney Funds may from time to time leverage their investments by purchasing securities with borrowed money. A Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the Fund's asset coverage drops below 300%, the Fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

         Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Underlying Smith Barney Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate a Fund's net investment income in any given period.

         FOREIGN COMMODITY EXCHANGES. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, same foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying Smith Barney Fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

         AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS. Certain of the Underlying Smith Barney Funds may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts ("ADRs")
and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S.
bank or trust company that  evidence   ownership  of  underlying   securities
issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe
typically by foreign banks and trust   companies  that  evidence   ownership
of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets.

         CONVERTIBLE   SECURITIES.   Convertible   securities  are
fixed-income securities  that may be  converted  at either a stated price or
stated rate into underlying  shares  of  common  stock.   Convertible
securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

         WARRANTS. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an Underlying Smith Barney Fund in units or attached to securities may be deemed to be without value.

         PREFERRED STOCK. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholder of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Investment Restrictions

The Concert Series has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below have been adopted by the Concert Series with respect to each Portfolio as fundamental policies. Under the 1940 Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or
(b) more than 50% of the outstanding shares. Investment restrictions 7 through 15 may be changed by a vote of a majority of the Concert Series' Board of Directors at any time.

         The investment policies adopted by the Concert Series prohibit a Portfolio from:

                  1.        Borrowing  money except from banks for  temporary or
         emergency purposes, including the meeting of redemption requests in an amount not exceeding 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

                  2.       Making loans of money to others,  except through the
         purchase  of  portfolio  securities   consistent  with  its  investment
         objective and policies and repurchase agreements.

                  3. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

                  4. Purchasing or selling real estate except that each Portfolio may purchase and sell money market securities that are secured by real estate or issued by companies that invest or deal in real estate.

                  5.        Investing in commodities.

                  6. Issuing senior securities except as permitted by investment restriction 1.

                  7.        Purchasing securities on margin.

                  8. Making short sales of securities or maintaining a short position.

                  9. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33-1/3% of the value of the Portfolio's total assets.

                  10. Investing in oil, gas or other mineral exploration or development programs.

                  11. Writing or selling puts, calls, straddles, spreads or combinations thereof.

                  12.       Purchasing    restricted    securities,     illiquid
         securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

                  13. Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for Underlying Smith Barney Funds).

                  14. Making investments for the purpose of exercising control or management.

                  15. Purchasing or retaining securities of any company if, to the knowledge of the Concert Series, any officer or director of the Concert Series or SBMFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

         The Concert Series may make commitments more restrictive than the restrictions listed above with respect to a Portfolio so as to permit the sale of shares of the Portfolio in certain states. Should the Concert Series determine that any such commitment is no longer in the best interests of the Portfolio and its shareholders, the Concert Series will revoke the commitment by terminating the sale of shares of the Portfolio in the relevant state. The percentage limitations contained in the restrictions listed above (other than with respect to (1) above) apply at the time of purchases of securities.

         Notwithstanding the foregoing investment restrictions, the Underlying Smith Barney Funds in which the Portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Smith Barney Fund are located in its Statement of Additional Information.

         Pursuant to an exemptive order issued by the SEC (Investment Company Act Release No. IC-21613, December 19, 1995) each Portfolio may (i) purchase more than 3% of the outstanding voting securities of any Underlying Smith Barney Fund, (ii) invest more than 5% of its assets in any one Underlying Smith Barney Fund and (iii) invest substantially all of its assets in the Underlying Smith Barney Funds.

         Because of their investment objectives and policies, the Portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Portfolios' investment programs set forth in the Prospectus, each of the Portfolios may invest more than 25% of its assets in certain Underlying Smith Barney Funds. However, each of the Underlying Smith Barney Funds in which each Fund will invest (other than the Smith Barney Utilities Fund) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Utilities Fund will invest at least 65% of its assets in securities of companies in the utility industries.

Portfolio Turnover

Each Portfolio's turnover rate is not expected to exceed 25% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described in the Prospectus.

         The turnover rates of the Underlying Smith Barney Funds have ranged from 16% to 292% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (d) tax-exempt organizations enumerated in Section 501(c)(3) or
(13) of the Code; and (e) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a Portfolio for one or more trust estates of fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares from Smith Barney if the aggregate investment in Class A shares of a Portfolio and in Class A shares of other funds of the Smith Barney Mutual Funds that are offered with an initial sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Concert Series reserves the right to terminate or amend the combined right of accumulation at any
time  after written  notice  to shareholders.   For further   information
regarding the combined right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering

The Concert Series offers its shares to the public on a continuous basis. The public offering price for Class A shares of the Concert Series is equal to the net asset value per share at the time of purchase plus an initial sales charge based on the aggregate amount of the investment. The public offering price for Class B, Class C and Class Y shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class C shares, and of Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the Concert Series' financial statements incorporated by reference in their entirety into this Statement of Additional Information.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets a Portfolio normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of a Portfolio's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a Portfolio's shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $100 may be made under the Withdrawal Plan by redeeming as many shares of a Portfolio as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Portfolio, there will be a reduction in the value of the shareholder's and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in a Portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a Portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

         Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with First Data as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Portfolio. Effective November 7, 1994, Withdrawal

Plans should be set up with any Smith Barney Financial Consultant. A shareholders who purchase shares directly through TSSG may continue to do so and applications for participation in the Withdrawals Plan must be received by TSSG no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.

DISTRIBUTORS

SMITH BARNEY. Smith Barney serves as a principal underwriter of the Concert Series on a best efforts basis pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement also gives authority to the Concert Series to use the "Smith Barney" name so long as the Distribution Agreement is in effect. To compensate its distributors for the services provided and for the expenses borne, the Concert Series has adopted a services and distribution plan (the "Plan'") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of .25% of the value of the Portfolio's average daily net assets attributable to the Class A, Class B and Class C shares sold through Smith Barney. In addition, each Portfolio pays Smith Barney a distribution fee with respect to the Class B and Class C shares sold through Smith Barney primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The distribution fees applicable to Class B and Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio, accrued daily and paid monthly, are calculated at the annual rate of .75% of the value of a Portfolio's average daily net assets attributable to the shares of the respective Class. The distribution fees applicable to Class B and Class C shares of the Conservative Portfolio and the Income Portfolio, accrued daily and paid monthly, are calculated at the annual rate of .50% and .45%, respectively, of the value of the Portfolio's average daily net assets attributable to the shares of the respective Class.

PFS. PFS, located at 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30199-0062, also distributes shares of each Portfolio as a principal underwriter and as such conducts a continuous offering pursuant to a best efforts arrangement requiring PFS to take and pay for only such securities as may be sold to the public. The only Classes of shares being offered for sale through PFS are Class A shares and Class B shares. Pursuant to the Plan (described above), PFS is paid a service fee with respect to Class A and Class B shares of each Portfolio sold through PFS at the annual rate of .25% of the average daily net assets attributable to each Class. PFS is also paid a distribution fee with respect to Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio sold through PFS at the annual rate of .75% of the average daily net assets attributable to that Class. PFS is paid a distribution fee with respect to Class B shares of the Conservative Portfolio and the Income Portfolio sold through PFS at the annual rate of .50% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS, which in turn, pays PFS

Investments to pay its Investments Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Investments Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

         The payments to PFS Investments Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Investments Representatives may receive different levels of compensation for selling different Classes of shares.

         PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of each Portfolio.

         Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Concert Series' Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of a Portfolio at any time, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney and PFS will provide the Concert Series' Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

GENERAL

         Actual distribution expenses for Class B shares of each Portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each Portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carryforward amounts at a rate comparable to that paid by Smith Barney for bank borrowings. The Concert Series' Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including amounts received under the Plan and proceeds of the CDSC.

VALUATION OF SHARES

The net asset value of each Portfolio's Classes of Shares will be determined on any day that the New York Stock Exchange (the "NYSE") is open. The NYSE is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by each Portfolio in valuing its assets.

         The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Concert Series' Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any Portfolio and of any other fund of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of any other Portfolio or of other funds of the Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

         A. Class A shares of any fund purchased with a sales charge may be exchanged for Class A shares of any of the other funds, and the sales charge differential, if any, will be applied. Class A shares of any fund may be exchanged without a sales charge for shares of the funds that are offered without a sales charge. Class A shares of any fund purchased without a sales charge may be exchanged for shares sold with a sales charge, and the appropriate sales charge differential will be applied.

         B. Class A shares of any fund acquired by a previous exchange of shares may be exchanged for Class A shares of any of the other funds, and the sales charge differential, if any, will be applied.

         C. Class B shares of any fund may be exchanged without a sales charge. Class B shares of any fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

         AS STATED IN THE PROSPECTUS FOR SHARES DISTRIBUTED THROUGH PFS, THE EXCHANGE PRIVILEGE IS LIMITED. Dealers other than Smith Barney must notify First Data of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.

         The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a PFS Investments Representative.

         Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney and PFS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

IRA AND OTHER PROTOTYPE PLANS

Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Concert Series, Smith Barney or PFS; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

The Tax Reform Act of 1986 (the "Tax Reform Act") changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under the Tax Reform Act's new provisions, if you or your spouse has earned income and neither you nor your spouse is an active participant in any employer-sponsored retirement plan, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. If your spouse is not employed, you may contribute and deduct on your joint venture a total of $2,250 between two IRA's.

         If you or your spouse is an active participant in an employer-sponsored retirement plan, a deduction for contributions to an IRA might still be allowed in full or in part, depending on your combined adjusted gross income. For married couples filing jointly, a full deduction of contributions to an IRA will be allowed where the couples' adjusted gross income is below $40,001 ($25,001 for an unmarried individual); a partial deduction will be allowed when adjusted gross income is between $40,001-$50,000 ($25,001-$35,000 for an unmarried individual); and no deduction when adjusted income is $50,000 ($35,000 for an unmarried individual). Shareholders should consult their tax advisors concerning the effects of the Tax Reform Act on the deductibility of their IRA contributions.

         A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

         An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $22,500) of each participant's compensation.

         In addition, certain small employers (those who have 25 or fewer employees) can establish a Simplified Employees Pension Plan - Salary Reduction Plan ("SEP-Salary Reduction Plan") under which employees can make elective pre-tax contributions up to $9,240 of gross income. Consult your tax advisor for special rules regarding establishing either type of SEP.

         An ERISA disclosure statement providing additional details is included with each IRA application sent to participants.

Paired Defined Contribution Prototype

Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney Prototype Paired Defined Contribution Plan. the prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

PERFORMANCE

From time to time, the Concert Series may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders. The Concert Series may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include the following industry and financial publications: BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL. To the extent any advertisement or sales literature of a Portfolio describes the expenses or performance of a Class, it will also disclose such information for the other Classes.

Yield

A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                              YIELD = 2[( [GRAPHIC OMITTED] + 1)6 - 1]

         Where:     a   =   dividends and interest earned during the period.
                    b   =   expenses accrued for the period (net of
                            reimbursement).
                    c   =   the average daily number of shares outstanding
                            during the period that were entitled to receive
                            dividends.
                    d   =   the maximum offering price per share on the last
                            day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                                   P(1+T)n = ERV

         Where:            P       =    a hypothetical initial payment of
                                        $1,000.
                           T       =    average annual total return.
                           n       =    number of years.
                           ERV     =    Ending Redeemable Value of a
                                        Hypothetical $1,000 investment made at
                                        the beginning of a 1-, 5- or 10-year
                                        period at the end of the 1-, 5- or
                                        10-year period (or fractional portion
                                        thereof), assuming reinvestment of all
                                        dividends and distributions.  A Class'
                                        total return figures calculated in
                                        accordance with the above formula
                                        assume that the maximum applicable
                                        sales charge or maximum applicable
                                        CDSC, as the case may be, has been
                                        deducted from the hypothetical $1,000
                                        initial investment at the time of
                                        purchase or redemption, as applicable.

Aggregate Total Return

Aggregate total return figures, as described below, represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

                                                       ERV-P
                                                         P

         Where:            P       =    a hypothetical initial payment of
                                        $10,000.
                           ERV          =   Ending   Redeemable   Value   of   a
                                        Hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof), at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         A Class' performance will vary from time to time depending upon market conditions, the composition of the Portfolio's investment portfolio and operating expenses and the expenses exclusively attributable to the Class.
Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the
quality  and  maturity  of  the  respective   investment   companies'  portfolio
securities.

TAXES

The following is a summary of certain Federal income tax considerations that may affect the Concert Series and its shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Concert Series .

Tax Status of the Portfolios

Each Portfolio will be treated as a separate taxable entity for Federal income tax purposes.

         Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Portfolio distributes at least 90% of its net investment income.

         Each Portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

         Distributions of an Underlying Smith Barney Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Fund. Distributions of the excess of an Underlying Smith Barney Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of any Underlying Smith Barney Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.

Tax Treatment of Shareholders

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. If an Underlying Smith Barney Fund derives dividends from domestic corporations, a portion of the income distributions of a Portfolio which invests in that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends received deduction is reduced to the extent the shares of the Underlying Smith Barney Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the Underlying Smith Barney Fund or the shares of the Portfolio are deemed to have been held by the Underlying Smith Barney Fund, the Portfolio or the shareholders, as the case may be, for less than 46 days.

         Distributions of net realized capital gain designated by a Portfolio as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Portfolio have been held by a shareholder. Distributions of capital gain, whether long- or short-term, are not eligible for the dividends received deduction.

         Dividends (including capital gain dividends) declared by a Portfolio in October, November or December of any calendar year to shareholders of record on a date in such a month will be deemed to have been received by shareholders on December 31 of that calendar year, provided that the dividend is actually paid by the Portfolio during January of the following calendar year.

         All dividends are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of Portfolio on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Portfolio reduce the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution but the distribution generally would be taxable to him or her.

         Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis for his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the sale of shares of a Portfolio with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A gain realized on a redemption, sale or exchange will not be affected by a reacquisition of shares. A loss realized on a redemption, sale or exchange, however, will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         If a shareholder (a) incurs a sales charge in acquiring shares of the Concert Series, (b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the subsequent acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of the Concert Series shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Taxation of the Underlying Smith Barney Funds

Each Underlying Smith Barney Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Smith Barney Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Smith Barney Fund generally will not pay any federal income or excise tax.

         If more than 50% in value of an Underlying Smith Barney Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying Smith Barney Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing Fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the Portfolios may invest in some Underlying Smith Barney Funds that expect to be eligible to make the above-described election. While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Smith Barney Funds, while persons who invest directly in such Underlying Smith Barney Funds may have that option.

General

The foregoing discussion related only to Federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state, local and foreign taxation.

VOTING

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question or removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Concert Series. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Concert Series have declared that the director be removed by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

         On matters submitted for consideration by shareholders of any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio or Class) are represented at the meeting in person or by proxy. A Portfolio or Class shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio or Class in the matter are identical or that the matter does not affect any interest of the Portfolio or Class. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the Portfolio affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Concert Series shares voting without regard to Portfolio.

ADDITIONAL INFORMATION
    The Concert Series was incorporated in Maryland on August 11, 1995.

         Portfolio securities and cash owned by the Concert Series are held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103.

         In the event of the liquidation or dissolution of the Concert Series, shareholders of a Portfolio are entitled to receive the assets belonging to that Portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Portfolios, of any general assets not belonging to any particular Portfolio that are available for distribution.

FINANCIAL STATEMENT

The Concert Series' Statement of Assets and Liabilities as of January 22, 1996 accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND (AND NOTES) RATINGS

Moody's Investors Services, Inc.

         Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

         A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con (..) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Corporation

         AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or Minus(-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

         + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

         * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

         NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

         Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation

         A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

         A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                         Independent Auditors' Report

The Shareholder and Board of Trustees
of Smith Barney Concert Series Fund Inc.:


We have audited the accompanying statement of assets and liabilities of the High Growth Portfolio of Smith Barney Concert Series Fund Inc. as of January 22, 1996. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of cash in bank by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the High Growth Portfolio of Smith Barney Concert Series Fund Inc. as of January 22, 1996 in confor~mity with generally accepted accounting principles.




                                    /s/ KPMG Peat Marwick LLP
                                    KPMG Peat Marwick LLP



New York, New York
January 22, 1996

                     SMITH BARNEY CONCERT SERIES FUND INC.
                             High Growth Portfolio
                      Statement of Assets and Liabilities
                               January 22, 1996



ASSETS:
   Cash

       Total Assets                                   $100,000.00


NET ASSETS
   Paid-in Capital                                    $100,000.00

       Net Assets                                     $100,000.00


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE             $11.40

MAXIMUM PUBLIC OFFERING PRICE PER SHARE                    $12.00

SHARES OUTSTANDING                                          8,772



The accompanying notes are an integral part of this financial statement.

                     Smith Barney Concert Series Fund Inc.
                             High Growth Portfolio
                 Notes to Statement of Assets and Liabilities
                               January 22, 1996

Note 1. Organization

The Concert Series Funds (the "Trust") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company. The Trust consists of five portfolios (the "Funds"): The High Growth Portfolio, The Growth Portfolio, The Balanced Portfolio, The Conservative Portfolio, and The Income Portfolio.

The only transactions of the Funds have been the initial sale on January 18, 1996 of 8,772 shares of the High Growth Portfolio to Smith Barney Inc.

Note 2. Federal Taxes

The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies and to distribute each year substantially all of the investment company taxable income to the shareholders of each of the Funds. Accordingly, no federal tax provisions are required.

Note 3. Asset Allocation and Administration Agreement

The Funds have entered into an Advisory Agreement with Smith Barney Mutual Funds Management Inc. (the "Advisor"), a subsidiary of Smith Barney Holdings Inc. Pursuant to the terms of the Advisory Agreement, the Advisor will manage the investments and make investment decisions for each of the Funds. A portfolio management committee consisting of senior investment professionals of Smith Barney Mutual Funds Management will allocate investments for each Portfolio among Underlying Smith Barney Funds based on the outlook of Smith Barney Mutual Funds Management, each Portfolio's investment manager, for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Concert Series which designate minimum and maximum percentages for each of the Underlying Smith Barney Funds. For these services, the Advisor is entitled to a monthly fee at the annual rate of 0.35% of each Fund's average daily net assets.

                                                      Part C

                                                 OTHER INFORMATION

Item 24: Financial Statements and Exhibits.


a.       Financial Statements:

         Included in Part A of this Registration Statement:

                  None.

         Included in Part B of this Registration Statement:

                  Statement of assets and liabilities as of January 22, 1996.

         Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.


b.        Exhibits:


         1.        Articles of Incorporation of the Registrant.*


         2.        Restated By-Laws of the Registrant.


         3.        Inapplicable.


         4.        (a)     Registrant's form of stock certificates for Class
                           A, B, C and Y Shares of the High Growth Portfolio.


                   (b) Registrant's form of stock certificates for Class A, B, C and Y Shares of the Growth Portfolio.


------------------------
* Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on November 20, 1995.

                   (c) Registrant's form of stock certificates for Class A, B, C and Y Shares of the Balanced Portfolio.


                   (d) Registrant's form of stock certificates for Class A, B, C and Y Shares of the Conservative Portfolio.


                   (e) Registrant's form of stock certificates for Class A, B, C and Y Shares of the Income Portfolio.


5. Form of Asset Allocation and Administration Agreement between the Registrant and Smith Barney Mutual Funds Management Inc. for each of the following:

                   (a)     High Growth Portfolio.

                   (b)     Growth Portfolio.

                   (c)     Balanced Portfolio.

                   (d)     Conservative Portfolio.

                   (e)     Income Portfolio.


6.                 (a)     Form of the Distribution Agreement between the
                           Registrant and Smith Barney Inc.


                   (b) Form of the Distribution Agreement between the Registrant and PFS Distributors, Inc.


7.                Inapplicable.


8. Form of Custodian Agreement between the Registrant and PNC Bank, National Association.


9.                 (a)      Form of Transfer Agency and Service Agreement
                            between the Registrant and The Shareholder
                            Services Group, Inc.


                   (b) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholders Services.


10. Opinion and Consent of Willkie Farr & Gallagher as to legality of shares being registered.


11.                Consent of Independent Public Accountants.


12.                Inapplicable.

13. Form of Purchase Agreement between the Registrant and the Purchaser of the initial shares.


14.                Inapplicable.


15. Form of Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc.


16.                Inapplicable.


17.                Inapplicable.


18. Form of Multiple Class Plan pursuant to Rule 18f-3(d) of the Investment Company Act of 1940.


Item 25. Persons Controlled by or Under Common Control with Registrant.


All of the outstanding shares of the Registrant, representing all of the interests in Smith Barney Concert Series Inc., on the date Registrant's Registration Statement becomes effective will be owned by Smith Barney Inc.


Item 26. Number of Holders of Securities.


It is anticipated that Smith Barney Inc. will hold all of the shares, par value $.001 per share, of the Registrant on the date Registrant's Registration Statement becomes effective.

Item 27. Indemnification.


Under Maryland law, directors and officers of the Registrant are not liable to the Registrant or its stockholders except for an act or omission committed in bad faith or as a result of active and deliberate dishonesty or for the receipt of an improper personal benefit. The Registrant's corporate charter requires that it indemnify its directors and officers against liabilities and advance expenses to the fullest extent permitted by Maryland law, subject to the limitation that no director or officer may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his office.


Item 28.          Business or Other Connections of Investment
                  Adviser.


Investment Adviser -- Smith Barney Mutual Funds Management Inc., formerly known as Smith Barney Advisers, Inc.

SBMFM was incorporated in December 1968 under the laws of the State of Delaware. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. (formerly known as Smith Barney Shearson Holdings Inc.), which in turn is a wholly owned subsidiary of The Travelers Group Inc. (formerly known as Primerica Corporation) ("Travelers"). SBMFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 28 of officers and directors of SBMFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by SBMFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 29.         Principal Underwriters.


Smith Barney Inc. ("Smith Barney") also serves as distributor for each of the following investment companies:

(a)               Smith Barney Managed Municipals Fund Inc.
                  Smith Barney New York Municipals Fund Inc.
                  Smith Barney California Municipals Fund Inc.
                  Smith Barney Massachusetts Municipals Fund
                  Smith Barney Global Opportunities Fund
                  Smith Barney Aggressive Growth Fund Inc.
                  Smith Barney Appreciation Fund Inc.
                  Smith Barney Principal Return Fund
                  Smith Barney Income Funds
                  Smith Barney Equity Funds

                  Smith Barney Investment Funds Inc.
                  Smith Barney Precious Metals and Minerals Fund Inc. Smith Barney Telecommunications Trust
                  Smith Barney Arizona Municipals Fund Inc.
                  Smith Barney New Jersey Municipals Fund Inc.
                  The USA High Yield Fund N.V.
                  Garzarelli Sector Analysis Portfolio N.V.
                  Smith Barney Fundamental Value Fund Inc.
                  Smith Barney Series Fund
                  Consulting Group Capital Markets Funds
                  Smith Barney Income Trust
                  Smith Barney Adjustable Rate Government Income Fund Smith Barney Florida Municipals Fund
                  Smith Barney Oregon Municipals Fund
                  Smith Barney Funds, Inc.
                  Smith Barney Muni Funds
                  Smith Barney World Funds, Inc.
                  Smith Barney Money Funds, Inc.
                  Smith Barney Municipal Money Market Fund, Inc. Smith Barney Variable Account Funds
                  Smith Barney U.S. Dollar Reserve Fund (Cayman) Worldwide Special Fund, N.V.
                  Worldwide Securities Limited (Bermuda)
                  Smith Barney International Fund (Luxembourg) and various series of unit investment trusts.

(b) The information required by this Item 29(b) with respect to each director and officer of Smith Barney is incorporated by reference to Schedule A of the Form BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934 (File No. 8-8177).


(c)               Inapplicable.


Item 30. Location of Accounts and Records.


Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules promulgated thereunder are maintained by Smith Barney Inc., 388 Greenwich Street, New York, New York 10013.
Records relating to the duties of the Registrant's custodian are maintained by PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania. Records relating to the duties of the Registrant's transfer agent are maintained by The Shareholder Services Group, Inc., Exchange Place, Boston, Massachusetts.

Item 31. Management Services.


Inapplicable.


Item 32. Undertakings.


The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effectiveness date of Registrant's initial Registration Statement under the Securities Act of 1933, as amended (the "Securities Act").

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to
comply  with the provisions  of  Section  16(c)  of  the  Investment   Company
Act  relating  to shareholder communications.

The Registrant hereby undertakes, insofar as indemnification for liability arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, to indemnify the Directors, officers and controlling persons of the Registrant. The Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 23rd day of January, 1996.



                                    SMITH BARNEY CONCERT SERIES INC.



                                    By:/s/ Heath B. McLendon
                                           Heath B. McLendon
                                           Chairman of the Board
                                           of Directors



          We, the undersigned,  hereby severally  constitute and appoint Heath
B. McLendon, Christina T. Sydor and Lee D. Augsburger and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

          WITNESS our hands on the date set forth below.

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                        SIGNATURE                                       TITLE                                     DATE
                        ---------                                       -----                                     ----


/s/ Heath B. McLendon                                       Director; Chairman of the Board                 January 23, 1996
------------------------------------------                  (Principal Executive Officer)
Heath B. McLendon

/s/ Lewis E. Daidone                                        Senior Vice President;                          January 23, 1996
---------------------------------------------               Treasurer
Lewis E. Daidone                                            (Principal Accounting
                                                            Officer)


/s/ Walter E. Auch                                          Director                                        January 23, 1996
--------------------------------------------
Walter E. Auch

/s/ Martin Brody                                            Director                                        January 23, 1996
--------------------------------------------
Martin Brody

/s/ H. John Ellis                                           Director                                        January 23, 1996
----------------------------------------------
H. John Ellis

/s/ Stephen E. Kaufman                                      Director                                        January 23, 1996
-------------------------------------------
Stephen E. Kaufman

/s/ Armon E. Kamesar                                        Director                                        January 23, 1996
-------------------------------------------
Armon E. Kamesar

/s/ Madelon DeVoe Talley                                    Director                                        January 23, 1996
-------------------------------------------
Madelon DeVoe Talley


                                 EXHIBIT INDEX


Exhibit
No.                  Document                                                                               Page No.
-------              --------                                                                               --------

1.                   Articles of Incorporation of the
                     Registrant.........................................................................     *

2.                   Restated By-Laws of the Registrant.................................................

3.                   Inapplicable.

4.                   (a)  Registrant's form of stock certificates for Class A, B, C and Y Shares of the High Growth Portfolio..................................................

                     (b)  Registrant's form of stock certificates for Class A, B, C and Y Shares of  the Growth Portfolio......................................................

                     (c)  Registrant's form of stock certificates for Class A, B, C and Y Shares of the Balanced Portfolio.....................................................

                     (d)  Registrant's form of stock certificates for Class A, B, C and Y Shares of the Conservative Portfolio.................................................

                     (e)  Registrant's form of stock certificates for Class A, B, C and Y Shares of the Income Portfolio.......................................................

5.                   Form of Asset Allocation and Administration Agreement between the Registrant and Smith Barney Mutual Funds Management Inc. for each of the following:

                     (a)  High Growth Portfolio.........................................................

                     (b)  Growth Portfolio..............................................................

                     (c)  Balanced Portfolio............................................................

                     (d)  Conservative Portfolio........................................................

                     (e)  Income Portfolio..............................................................

6.                   (a)  Form of the Distribution Agreement between the Registrant and Smith
                          Barney Inc....................................................................

                     (b)  Form of the Distribution Agreement between the Registrant and PFS
                          Distributors Inc..............................................................

7.                   Inapplicable.


------------------------
* Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on November 20, 1995.

Exhibit
No.                  Document                                                                               Page No.
-------              --------                                                                               --------

8.                   Form of Custodian Agreement between the Registrant and PNC Bank, National
                     Association........................................................................

9.                   (a)  Form of Transfer Agency and Service Agreement
                          between the Registrant and The Shareholder Services
                          Group, Inc....................................................................

                     (b)  Form of Sub-Transfer Agency Agreement between the Registrant and PFS
                          Shareholders Services.........................................................

10.                  Opinion and Consent of Willkie Farr & Gallagher as to legality of shares being registered...................................................................

11.                  Consent of Independent Public Accountants..........................................

12.                  Inapplicable.

13.                  Form of Purchase Agreement between the Registrant
                     and the Purchaser of the initial shares............................................

14.                  Innapplicable......................................................................


15.                  Form of Service and Distribution Plan pursuant to Rule 12b-1 between the
                     Registrant and Smith Barney Inc....................................................

16.                  Inapplicable.......................................................................

17.                  Inapplicable.

18.                  Form of Multiple Class Plan pursuant to Rule 18f-3(d) of the Investment
                     Company Act of 1940................................................................

